[LOGO OF SMITH BARNEY MUTUAL FUNDS]

SMITH BARNEY
  SECTOR SERIES INC.
    NATURAL RESOURCES Fund


                                                   RESEARCH SERIES

                                                   SEMI-ANNUAL REPORT

                                                   APRIL 30, 2000


                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Natural Resources Fund

The Smith Barney Natural Resources Fund ("Portfolio") seeks long-term capital appreciation by investing primarily in equity and debt securities of U.S. and foreign issuers in natural resources industries.


Smith Barney Natural Resources Fund
Average Annual Total Returns
April 30, 2000

                                          Without Sales Charges(1)
                             ---------------------------------------------------
                              Class A             Class B              Class L
================================================================================
Six Months+                     7.85%               7.44%               7.47%
--------------------------------------------------------------------------------
One-Year                        2.94                2.52                2.62
--------------------------------------------------------------------------------
Five-Year                       2.11                1.48                1.54
--------------------------------------------------------------------------------
Ten-Year                        3.29                 N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++               2.88                5.41               (0.69)
================================================================================
                                             With Sales Charges(2)
                             ---------------------------------------------------
                              Class A             Class B              Class L
================================================================================
Six Months+                     2.47%               2.44%               5.42%
--------------------------------------------------------------------------------
One-Year                       (2.21)              (2.48)               0.61
--------------------------------------------------------------------------------
Five-Year                       1.06                1.29                1.33
--------------------------------------------------------------------------------
Ten-Year                        2.76                 N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++               2.49                5.41               (0.88)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (CDSC) with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We believe that there is a compelling case for having a meaningful allocation to natural resource stocks. In our opinion, the best days for inflation may be over. As the U.S. labor markets remain tight and the worldwide economy continues its expansion, some investors may begin to look more favorably on "hard assets", also known as natural resources as an inflationary precaution.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                         SPMMX
           Class B                         SPMBX
           Class L                         SPMLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    6

Smith Barney Natural Resources Fund
at a Glance ...............................................................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   20

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO]

HEATH B.
MCLENDON

Chairman

The U.S. economy has continued its rate of historic growth in the new millennium. Unemployment is at an all-time low as consumer confidence reaches all-time highs. However, the U.S. securities markets continue to be characterized by record volatility, leaving many investors with no clear indication of the future direction of share prices.

At SSB Citi Asset Management, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in the evolving global economy.

We provide some 100 million people, businesses, governments and institutions in over 100 countries with a broad range of financial products and services. SSB Citi Asset Management, Citigroups asset management division, offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning. We encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with Smith Barney Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 10, 2000


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                            1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

JOHN G.
GOODE

Vice President and
Investment Officer

Dear Shareholder

We are pleased to provide the semi- annual report for the Smith Barney Sector Series Inc. Smith Barney Natural Resources Fund (Portfolio) for the period ended April 30, 2000. In this report we have summarized the periods prevailing economic and market conditions and outlined the Portfolios investment strategy.(1)Please refer to pages 10 and 11 for a list of the Portfolios holdings. We hope you find this report useful and informative.

Performance Update

For the six months ended April 30, 2000, the Portfolios Class A, Class B and Class L shares returned 7.85%, 7.44% and 7.47%, without sales charges, respectively. The Portfolios Class A, Class B and Class L shares, with sales charges, returned 2.47%, 2.44% and 5.42%, respectively, for the same period. In comparison, the Portfolios Lipper, Inc. peer group of natural resources funds returned 13.01%. (Lipper, Inc. is an independent mutual fund-tracking organization.)

For much of the last six months, the New Economy and Old Economy debate favored the former and many Old Economy stocks were sold because of the desire by many investors to focus on so-called New Economy stocks. (The New Economy represents those companies in the technology, telecommunications and Internet sectors. The Old Economy represents more established, blue-chip companies.)

Many mutual funds experienced redemptions in the last six months, and many investors often decided to sell Old Economy and natural resource stocks. In addition, the Federal Reserve Board (Fed), under Alan Greenspans leadership, has continued to raise interest rates in an effort to keep the U.S. economy from overheating and causing a return of inflation. Generally speaking, tighter Fed monetary policy is considered a negative for natural resources because reduced economic activity means less demand for natural resources.

Investment Strategy

The Portfolio seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers in natural resources industries. The Portfolio invests primarily in stocks of U.S. and foreign companies in natural resources industries. Natural resources include gold and other precious metals, base metals, minerals, water, timberland and forest products, agricultural commodities, oil, gas, coal and other energy products.

Economic and Market Update

We believe the case for having a meaningful allocation to natural resource stocks may be compelling. First, in our opinion, the best days for inflation are most likely over. Labor markets in the U.S. are tight and the world economy is expanding once again. Although no guarantees can be given, we believe inflation should increase to 3%4% in the next 12 to 18 months. If this occurs, this represents only a moderate increase but, at the margin, it probably would cause some investors to look more favorably on hard assets or natural resources.

Prevailing conventional wisdom has it that inflation has been tamed and that the Internet and technology, in general, make it very difficult for companies to raise prices. It is true that the Internet can increase competition among suppliers and many technology products themselves have a history of price declines.


-----------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Productivity improvement associated with the increasing use of technology has permitted an increase in the "speed limit" for the U.S. economy. A few years ago, a 2 1/2% to 3% growth rate was thought to be the fastest the U.S. economy could grow without leading to an increase in inflation. Clearly, productivity enhancements associated with the greater use of technology have made it possible for the economy to grow for an extended period well above this range.

However, in our view, other factors are also at work in the U.S. economy that suggest pricing power is returning to some sectors, including many natural resource companies. In the mid-1990s, consulting firms and investors began delivering the message to many companies, including those broadly defined as natural resource in nature, that capacity additions destroyed wealth. Specifically, it was pointed out that many companies and industries were earning well below their cost of capital. Expanding capacity under these circumstances made no sense and led to a boom-bust cycle.

These companies and industries were admonished not to build new facilities but to merge with other companies if they wanted to increase in size. The recent merger talks between International Paper and Champion International are but one example of this new approach. From our viewpoint, it is rather remarkable how many businesses took the above message to heart. Although it has taken several years to work off existing excess capacity, we believe we may now be at the point where the constraints placed on capital expenditures are in the process of creating tight markets that could lead to price increases. Moreover, we think many natural resources companies will regain some measure pricing power in the next few years and that the business cycle for them will be much longer and profits much greater than in the past.

What is the evidence that this is happening or in prospect? Natural gas prices are now well in excess of $3.50 MCF (1,000 cubic feet). Usually at this time of year, natural gas prices are declining, but instead they have been increasing. In our opinion, one of the reasons is that many domestic producers have decided to scale back on their drilling plans. Historically, current price levels would have generated a much larger increase in drilling activity than has taken place to date. At a recent energy conference, almost every company talked about its cost of capital and the need to generate higher returns in the future.

Therefore, we think it is pricing power, not inflation per se, that is the major story developing within the natural resource industry. This pricing power is one reason why Procter & Gamble, recently announced disappointing numbers because of higher energy and paper prices. The paper industry has been a leader in limiting its capital expenditures and spending on new capacity.

The Federal Reserve Bank in Philadelphia recently announced that it was seeing an increase in the number of companies raising prices. Its survey also indicated that 35% of manufacturing companies were absorbing raw materials price increases but the big news was their ability to pass them on. It has been more than five years since there has been similar pressure on prices.

"Beam Me Up Scotty" or Do We Still Live in the Real World?

There is another key point that we think should be made. Most of us do not live in cyberspace. Occasionally we need to eat to sustain ourselves. Most of us live in houses, condominiums or apartments. We wear clothes and own and drive cars, which still need gasoline from time to time. With technology and productivity increasing the growth rate for the U.S. economy, the demand for these and other essential goods and services has been increasing along with rising personal incomes. The more rapid rate of economic growth and the limited increases in producing capacity by many natural resource companies are principal reasons why we believe pricing power is returning for many of them. Therefore, it may make sense for investors to tilt their


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                            3
asset allocations in the direction of increased commitments to natural resources.

Natural Resources -- A Winning Approach in the Next 3-5 Years?

Although no guarantees can be made, we believe natural resource investments, in general, may outperform the Standard & Poors 500 Index (S&P 500)(2) by a wide margin in the next few years. In addition, we feel the potential risks may be lower with natural resource stocks, in part, because expectations are low and the stocks are under-owned by institutions including many mutual funds. Even the largest natural resources companies are small in comparison to the top 50 companies in the S&P 500. Moderate money flows in the direction of natural resources could have a significant impact on their share prices. (Of course, no assurances can be made that this will occur.)

Portfolio Update (3)

Included in the Portfolio Holdings Update section to the right are the companies that performed well for the Fund as well as the laggards over the last six months. Rostelecom is the leading phone and communications provider in Russia. Russia is a major producer and exporter of natural resources, and improving prices should benefit the country. This telecommunications stock, which is traded on the New York Stock Exchange, was selected as the natural resource benchmark for the country. It was purchased in October, 1998 and made up only a small part of the Portfolio at that time. It has since become a meaningful position in the portfolio because of price appreciation.

Many of the top performers in the last six months were in the energy area, including oil services (Schlumberger) and natural gas production (Ocean Energy, Anadarko Petroleum and Apache). Brush Wellman produces beryllium-based products for many rapidly growing markets such as wireless telecommunications. MEMC Electronic Materials produces the silicon that semiconductor companies use to generate chips and microprocessors. Precision Castparts is a major supplier to Boeing and aerospace markets. ALCOA is one of the best-managed natural resource companies we know and represents one of the largest positions in the Portfolio. We believe prospects are very positive for aluminum producers such as ALCOA.

Portfolio Holdings Update -- October 31, 1999
through April 30, 2000

Top Performers*
Rostelecom                                                                +414%
Nabors Industries                                                          +55
MEMC Electronic Materials                                                  +46
Ocean Energy                                                               +41
Schlumberger                                                               +37
Anadarko Petroleum                                                         +27
Brush Wellman                                                              +20
Precision Castparts                                                        +20
Apache Petroleum                                                           +15
ALCOA                                                                      +13

Bottom Performers*
Smurfit Stone                                                              -22%
Engelhard                                                                  -17
Archer Daniels                                                             -14
INCO                                                                       -14
Phelps Dodge                                                               -14
DuPont                                                                     -13
RTI International Metals                                                   -12
International Paper                                                        -11
Georgia Pacific                                                             -2
Deere & Company                                                             -2

* Source: Davis Skaggs Investment Management. Past performance is not indicative of future results.

----------------

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.

3 The following securities reflect the holdings of the Portfolio as of April 30, 2000. After such date this information may not reflect the current Portfolios holdings. Stock information is for information purposes. It should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that securities will remain in or out of the portfolio. Please refer to pages 10 and 11 for the percentage breakdown of the Portfolios holdings.


--------------------------------------------------------------------------------
4                                       2000 Semi-Annual Report to Shareholders

The stocks that underperformed in the last six months included some that we feel have exceptional prospects. We believe that paper prices may increase dramatically in the next year and yet three paper companies made our bottom ten list. Companies involved in agriculture also performed poorly (Archer Daniels and Deere) during the period under review.

Market Outlook

We have earlier commented that pricing power may return to many natural resources companies. This development should become much more clearer in the next few quarters. If earnings surprises are as important to stock performance as many investment professionals believe, we think that natural resources stocks may be one of the best-performing segments of the stock market over the next few years. Many natural resources companies could consistently exceed Wall Streets estimates for earnings going forward. We see tight markets leading to price increases and surprisingly large earnings increases for many natural resource companies. And we think investors may take notice. Carpe Diem! (Of course, our expectations may not be realized.)

Thank you for investing in the Smith Barney Sector Series Inc. -- Smith Barney Natural Resources Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ John G. Goode

John G. Goode
Vice President and
Investment Officer

May 10, 2000


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                            5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           ------------------------
                           Beginning         End          Income     Capital Gain     Return         Total
Period Ended               of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
==============================================================================================================
4/30/00                      $18.85         $20.33         $0.00         $0.00         $0.00          7.85%
--------------------------------------------------------------------------------------------------------------
10/31/99                      16.56          18.85          0.00          0.00          0.00         13.83
--------------------------------------------------------------------------------------------------------------
10/31/98                      23.23          16.56          0.00          0.16          0.00        (28.13)
--------------------------------------------------------------------------------------------------------------
10/31/97                      22.95          23.23          0.33          0.00          0.00          2.67
--------------------------------------------------------------------------------------------------------------
10/31/96                      16.50          22.95          0.00          0.00          0.00         39.09
--------------------------------------------------------------------------------------------------------------
10/31/95                      21.44          16.50          0.00          0.00          0.00        (23.04)
--------------------------------------------------------------------------------------------------------------
10/31/94                      18.89          21.44          0.00          0.00          0.00         13.50
--------------------------------------------------------------------------------------------------------------
10/31/93                      13.27          18.89          0.00          0.00          0.00         42.35
--------------------------------------------------------------------------------------------------------------
10/31/92                      13.93          13.27          0.06          0.00          0.03         (4.09)
--------------------------------------------------------------------------------------------------------------
10/31/91                      13.63          13.93          0.00          0.00          0.00          2.20
--------------------------------------------------------------------------------------------------------------
10/31/90                      16.96          13.63          0.21          0.00          0.11        (18.18)
==============================================================================================================
Total                                                      $0.60         $0.16         $0.14
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
Historical Performance - Class B Shares
--------------------------------------------------------------------------------------------------------------

                                Net Asset Value
                           ------------------------
                           Beginning         End          Income     Capital Gain      Return        Total
Period Ended               of Period      of Period      Dividends   Distributions   of Capital    Returns(1)
==============================================================================================================
4/30/00                      $18.15         $19.50         $0.00         $0.00         $0.00          7.44%+
--------------------------------------------------------------------------------------------------------------
10/31/99                      16.00          18.15          0.00          0.00          0.00         13.44
--------------------------------------------------------------------------------------------------------------
10/31/98                      22.60          16.00          0.00          0.16          0.00        (28.61)
--------------------------------------------------------------------------------------------------------------
10/31/97                      22.32          22.60          0.15          0.00          0.00          1.95
--------------------------------------------------------------------------------------------------------------
10/31/96                      16.15          22.32          0.00          0.00          0.00         38.20
--------------------------------------------------------------------------------------------------------------
10/31/95                      21.14          16.15          0.00          0.00          0.00        (23.60)
--------------------------------------------------------------------------------------------------------------
10/31/94                      18.75          21.14          0.00          0.00          0.00         12.75
--------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/93        13.35          18.75          0.00          0.00          0.00         40.45+
==============================================================================================================
Total                                                      $0.15         $0.16         $0.00
==============================================================================================================

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     ---------------------
                      Beginning     End        Income     Capital Gain      Return       Total
Period Ended          of Period  of Period    Dividends   Distributions   of Capital   Returns(1)
=================================================================================================
4/30/00                 $18.20     $19.56       $0.00         $0.00         $0.00        7.47%+
-------------------------------------------------------------------------------------------------
10/31/99                 16.03      18.20        0.00          0.00          0.00       13.54
-------------------------------------------------------------------------------------------------
10/31/98                 22.62      16.03        0.00          0.16          0.00      (28.54)
-------------------------------------------------------------------------------------------------
10/31/97                 22.32      22.62        0.15          0.00          0.00        2.04
------------------------------------------------------------------------------------------------
10/31/96                 16.16      22.32        0.00          0.00          0.00       38.12
-------------------------------------------------------------------------------------------------
Inception* -- 10/31/95   20.63      16.16        0.00          0.00          0.00      (21.67)+
=================================================================================================
   Total                                        $0.15         $0.16         $0.00
=================================================================================================

It is the Funds policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                       Without Sales Charges(1)
                                                   --------------------------------
                                                   Class A     Class B     Class L
===================================================================================
Six Months Ended 4/30/00+                            7.85%       7.44%       7.47%
-----------------------------------------------------------------------------------
Year Ended 4/30/00                                   2.94        2.52        2.62
-----------------------------------------------------------------------------------
Five Years Ended 4/30/00                             2.11        1.48        1.54
-----------------------------------------------------------------------------------
Ten Years Ended 4/30/00                              3.29         N/A         N/A
-----------------------------------------------------------------------------------
Inception* through 4/30/00                           2.88        5.41       (0.69)
===================================================================================
                                                         With Sales Charges(2)
                                                   --------------------------------
                                                   Class A     Class B     Class L
===================================================================================
Six Months Ended 4/30/00+                            2.47%       2.44%       5.42%
-----------------------------------------------------------------------------------
Year Ended 4/30/00                                  (2.21)      (2.48)       0.61
-----------------------------------------------------------------------------------
Five Years Ended 4/30/00                             1.06        1.29        1.33
-----------------------------------------------------------------------------------
Ten Years Ended 4/30/00                              2.76         N/A         N/A
-----------------------------------------------------------------------------------
Inception* through 4/30/00                           2.49        5.41       (0.88)
===================================================================================



--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                            7

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                  Without Sales Charges(1)
================================================================================
Class A (4/30/90 through 4/30/00)                                      38.24%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                                   48.30
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/00)                                   (3.74)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (CDSC) with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *   Inception dates for Class A, B and L shares are November 24, 1986,
     November 6, 1992 and November 7, 1994, respectively.




--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the Smith Barney Natural Resources Fund vs. MSCI World Index and Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                             April 1990 - April 2000

                                     [GRAPH]

                   Natural Resources
                       Fund Inc.       MSCI World Index     S&P 500 Index
     Apr-90                                  9,079                9,881
     Oct-90              7,774               8,923                9,252
     Oct-91              7,945              10,389               12,343
     Oct-92              7,620               9,903               13,571
     Oct-93             10,847              12,645               15,594
     Oct-94             12,311              13,678               16,197
     Oct-95              9,475              15,049               20,474
     Oct-96             13,178              17,583               25,406
     Oct-97             13,530              20,617               33,562
     Oct-98              9,723              23,851               40,948
     Oct-99             11,068              29,856               51,456


+ Hypothetical illustration of $10,000 invested in Class A shares on April 30,
  1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Exposure by Country*
--------------------------------------------------------------------------------
United States                                                              93.8%
United Kingdom                                                              2.3
Russia                                                                      3.9


Top Ten Common Stock Holdings*
--------------------------------------------------------------------------------
Apache Corp.                                                                5.5%
Alcoa Inc.                                                                  4.0
Anadarko Petroleum Corp.                                                    3.8
Rio Tinto PLC                                                               3.6
Nucor Corp.                                                                 3.6
Weyerhaeuser Co.                                                            3.4
Georgia Pacific Group                                                       3.0
Archer-Daniels-Midland Co.                                                  3.0
Smurfit-Stone Container Corp.                                               2.7
International Paper Co.                                                     2.6


* As a percentage of total investments.


Portfolio Breakdown*

                                     [GRAPH]

Chemicals - Specialty                   3.2%
Steel                                   7.6%
Basic Materials - Agricultural          6.4%
Telephone - Long Distance               3.9%
Aluminum                                4.7%
Metals                                 15.9%
Chemicals                               3.1%
Energy Service & Equipment              8.0%
Other                                   7.3%
Oil Exploration & Products             18.1%
Capital Goods                           6.1%
Paper Products                         15.7%







--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                            9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               April 30, 2000
--------------------------------------------------------------------------------

  SHARES                             SECURITY                          VALUE
================================================================================
COMMON STOCK -- 100.0%
Aluminum -- 4.7%
    26,200      Alcoa Inc.                                           $1,699,725
    80,000      Kaiser Aluminum Corp.                                   340,000
--------------------------------------------------------------------------------
                                                                      2,039,725
--------------------------------------------------------------------------------
Basic Materials - Agricultural -- 6.4%
   131,000      Archer-Daniels-Midland Co.                            1,301,813
    93,600      IMC Global Inc.                                       1,444,950
--------------------------------------------------------------------------------
                                                                      2,746,763
--------------------------------------------------------------------------------
Capital Goods -- 6.1%
    32,800      Deere & Co.                                           1,324,300
    31,000      Precision Castparts Corp.                             1,294,250
--------------------------------------------------------------------------------
                                                                      2,618,550
--------------------------------------------------------------------------------
Chemicals -- 3.1%
    11,700      The Dow Chemical Co.                                  1,322,100
--------------------------------------------------------------------------------
Chemicals - Specialty -- 3.2%
    78,100      Engelhard Corp.                                       1,371,632
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 3.0%
    74,900      MEMC Electronic Materials, Inc.*                      1,301,389
--------------------------------------------------------------------------------
Energy Service & Equipment -- 8.0%
    51,500      Baker Hughes Inc.                                     1,638,345
    23,200      Schlumberger Ltd.                                     1,776,250
--------------------------------------------------------------------------------
                                                                      3,414,595
--------------------------------------------------------------------------------
Metals -- 15.9%
    63,800      Brush Wellman Inc.                                    1,180,300
    95,100      Cameco Corp.+                                         1,176,864
    68,600      Inco Ltd.*                                            1,071,875
    19,400      Phelps Dodge Corp.                                      897,250
   100,000      Rio Tinto PLC                                         1,560,886
    89,600      RTI International Metals, Inc.*                         946,400
--------------------------------------------------------------------------------
                                                                      6,833,575
--------------------------------------------------------------------------------
Oil & Gas -- 2.7%
    29,400      Nabors Industries, Inc.*                              1,159,463
--------------------------------------------------------------------------------
Oil Exploration & Products -- 18.1%
    26,000      Abacan Resource Corp., Canada*                              468
 1,375,000      Abacan Resource Corp., United States*                    24,750
    37,400      Anadarko Petroleum Corp.                              1,624,563
    48,500      Apache Corp.                                          2,349,219
    51,500      Burlington Resources Inc.                             2,024,594
   135,800      Ocean Energy Inc.*+                                   1,756,913
--------------------------------------------------------------------------------
                                                                      7,780,507
--------------------------------------------------------------------------------
Other -- 1.6%
    28,100      Granite Construction Inc.                               667,375
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

   SHARES                          SECURITY                               VALUE
--------------------------------------------------------------------------------
Paper Products -- 15.7%
    367,500    Asia Pacific Resources International Holdings Ltd.,
                Class A Shares*                                     $   459,375
     35,500    Georgia Pacific Group                                  1,304,625
     30,800    International Paper Co.                                1,131,900
     34,300    Mead Corp.                                             1,194,069
    135,200    PT Inti Indorayon Utama Tbk ADR                           13,520
     77,200    Smurfit-Stone Container Corp.*                         1,177,300
     27,000    Weyerhaeuser Co.                                       1,442,813
--------------------------------------------------------------------------------
                                                                      6,723,602
--------------------------------------------------------------------------------
Steel -- 7.6%
     51,900    Allegheny Technologies Inc.                            1,255,331
     35,500    Nucor Corp.                                            1,526,500
     20,000    USX-U.S. Steel Group                                     501,250
--------------------------------------------------------------------------------
                                                                      3,283,081
--------------------------------------------------------------------------------
Telephone - Long-Distance -- 3.9%
     86,800    Rostelecom - Sponsored ADR+                            1,687,175
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $41,303,093**)                              $42,949,532
================================================================================
 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 6).
** Aggregate cost for Federal income tax purposes is substantially the same.





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   April 30, 2000
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $41,303,093)                   $ 42,949,532
   Collateral for securities loaned (Note 6)                        4,063,820
   Cash                                                               979,396
   Receivable for securities sold                                     139,732
   Receivable for Fund shares sold                                     12,251
   Dividends and interest receivable                                   16,759
--------------------------------------------------------------------------------
   Total Assets                                                    48,161,490
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                          4,063,820
   Payable for securities purchased                                   135,700
   Distribution fees payable                                           37,260
   Management fees payable                                             25,807
   Payable for Fund shares purchased                                    1,187
   Accrued expenses                                                    81,949
--------------------------------------------------------------------------------
   Total Liabilities                                                4,345,723
--------------------------------------------------------------------------------
   Total Net Assets                                              $ 43,815,767
================================================================================
NET ASSETS:
   Par value of capital shares                                   $      2,204
   Capital paid in excess of par value                             56,845,477
   Accumulated net investment loss                                    (67,738)
   Accumulated net realized loss from security
    transactions and foreign currencies                           (14,610,615)
   Net unrealized appreciation of investments                       1,646,439
--------------------------------------------------------------------------------
   Total Net Assets                                              $ 43,815,767
================================================================================
Shares Outstanding:
   Class A                                                            984,537
--------------------------------------------------------------------------------
   Class B                                                          1,065,653
--------------------------------------------------------------------------------
   Class L                                                            154,134
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                      $20.33
--------------------------------------------------------------------------------
   Class B *                                                           $19.50
--------------------------------------------------------------------------------
   Class L **                                                          $19.56
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)   $21.40
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)   $19.76
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Six Months Ended April 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                     $   411,722
   Interest                                                           14,264
   Less: Foreign withholding tax                                      (6,189)
--------------------------------------------------------------------------------
   Total Investment Income                                           419,797
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                          174,549
   Distribution fees (Note 2)                                        153,384
   Shareholder and system servicing fees                              59,670
   Registration fees                                                  32,411
   Audit and legal                                                    28,329
   Shareholder communications                                         18,528
   Directors' fees                                                    13,126
   Custody                                                             9,541
   Other                                                               2,893
--------------------------------------------------------------------------------
   Total Expenses                                                    492,431
--------------------------------------------------------------------------------
Net Investment Loss                                                  (72,634)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
   Security transactions (excluding short-term securities)           705,602
   Foreign currency transactions                                         591
--------------------------------------------------------------------------------
  Net Realized Gain                                                  706,193
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
   Beginning of period                                            (1,281,749)
   End of period                                                   1,646,439
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                          2,928,188
--------------------------------------------------------------------------------
Net Gain on Investments                                            3,634,381
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $ 3,561,747
================================================================================




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (unaudited) and the Year Ended October 31, 1999

                                                       2000          1999
================================================================================
OPERATIONS:
   Net investment income (loss)                   $   (72,634)    $    18,905
   Net realized gain (loss)                           706,193        (318,093)
   Increase in net unrealized appreciation          2,928,188       7,443,234
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations           3,561,747       7,144,046
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                50,793,128     195,787,393
   Cost of shares reacquired                      (58,526,261)   (214,496,322)
--------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
    Transactions                                   (7,733,133)    (18,708,929)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (4,171,386)    (11,564,883)

NET ASSETS:
   Beginning of period                             47,987,153      59,552,036
--------------------------------------------------------------------------------
   End of period*                                 $43,815,767     $47,987,153
================================================================================
* Includes accumulated net investment income
   (loss) of:                                        $(67,738)         $4,896
================================================================================




                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Natural Resources Fund (Portfolio), a separate diversified, open-end investment Portfolio of Smith Barney Sector Series Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. The Fund consists of this Portfolio and three other separate investment portfolios: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Portfolios capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $999,727 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.  Management Agreement and Other Transactions

SSB Citi Fund Management LLC (SSBC), a subsidiary of Salomon Smith Barney Holdings Inc. (SSBH) which in turn is a subsidiary of Citigroup Inc. (Citigroup), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company (CFTC), another subsidiary of Citigroup, acts as the Portfolios transfer agent and PFPC Global Fund Services (PFPC) acts as the Portfolios sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended April 30, 2000, the Portfolio paid transfer agent fees of $50,185 to CFTC.

CFBDS, Inc. (CFBDS) acts as the Portfolios distributor. Salomon Smith Barney Inc. (SSB), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 2000, SSB received brokerage commissions of $2,022.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge (CDSC) of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2000, CDSCs paid to CFBDS and sales charges received by SSB and CFBDS were approximately:

                                                    Class A   Class B    Class L
================================================================================
CDSCs                                                  --     $35,000       --
--------------------------------------------------------------------------------
Sales Charges                                       $4,000        --     $5,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the six months ended April 30, 2000, total Distribution Plan fees incurred were:

                                                    Class A    Class B   Class L
================================================================================
Distribution Plan Fees                              $26,449   $112,445   $14,490
================================================================================

All officers and one Director of the Fund are employees of SSB.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $ 8,794,469
--------------------------------------------------------------------------------
Sales                                                                17,086,788
================================================================================

At April 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 8,815,483
Gross unrealized depreciation                                        (7,169,044)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 1,646,439
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each days trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2000, there were no open futures contracts.

5. Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2000, the Portfolio had no open purchased call or put option contracts.

When the Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2000, the Portfolio did not write any covered call or put options.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2000, the Portfolio loaned common stock having a value of $3,930,705 and holds the following collateral for loaned securities.

Security Description                                                   Value
================================================================================
Time Deposits:
   Abbey National, London, 6.080% due 5/2/00                       $  205,072
   ABN AMRO Bank, London, 6.080% due 5/2/00                           205,072
   Allied Irish, London, 6.080% due 5/2/00                            205,072
   Banco Bilbao Viz Argentaria, Milan, 6.080% due 5/2/00              205,072
   Banco Santander CH SA-London, 6.063% due 5/1/00                    205,072
   Bayerische Hypo-Und Vereinsbk, GC., 6.06% due 5/1/00               205,072
   Bayerische Landesbank, London, 6.080% due 5/2/00                   205,072
   Caisse de Depots et Consign., Paris, 6.063% due 5/1/00             205,072
   Commerzbank AG, Frankfurt, 6.080% due 5/2/00                       205,072
   Credit Commerciale, London, 6.120% due 5/2/00                      205,071
   Credit Communal de Belgique, 6.063% due 5/1/00                     205,071
   Dresdner Bank, 6.080% due 5/1/00                                   205,071
   Fortis Bank, London, 6.080% due 5/2/00                             205,071
   Halifax, 6.080% due 5/2/00                                         205,071
   National Bank of Australia, London, 6.080% due 5/2/00              205,071
   Rabobank, London, 6.080% due 5/2/00                                205,071
   Societe Generale, 6.094% due 5/2/00                                205,071
   Toronto Dominion-London, 6.080% due 5/2/00                         205,071
   Unibank G.C., 6.063% due 5/1/00                                    106,365
   Union Bank of Switzerland, G.C., 6.063% due 5/1/00                  61,097
   Westdeutsche Landesbank, London, 6.063% due 5/1/00                 205,071
--------------------------------------------------------------------------------
   Total                                                           $4,063,820
================================================================================

Income earned from securities lending for the six months ended April 30, 2000 was $3,927.

7. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Portfolio also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Portfolio, the Portfolios investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Portfolios investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Portfolio. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

9. Capital Loss Carryforward

At October 31, 1999, the Portfolio had, for Federal income tax purposes, approximately $15,076,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                            2000           2006           2007
================================================================================
Carryforward Amounts                    $1,320,000      $12,873,000     $883,000
================================================================================

10. Capital Shares

At April 30, 2000, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                                          Class A        Class B        Class L
================================================================================
Total Paid-in Capital                  $36,138,653      $17,577,366   $3,131,662
================================================================================

Transactions in shares of each class were as follows:

                              Six Months Ended                Year Ended
                                April 30, 2000             October 31, 1999
                        --------------------------    -------------------------
                          Shares          Amount       Shares         Amount
================================================================================
Class A
Shares sold             2,319,024    $  45,637,821    9,164,942   $ 173,366,391
Shares reacquired      (2,451,885)     (48,444,998)  (9,687,078)   (183,016,775)
--------------------------------------------------------------------------------
Net Decrease             (132,861)   $  (2,807,177)    (522,136)  $  (9,650,384)
================================================================================
Class B
Shares sold               175,681    $   3,383,217    1,093,758   $  20,260,718
Shares reacquired        (428,981)      (8,137,425)  (1,606,176)    (28,799,467)
--------------------------------------------------------------------------------
Net Decrease             (253,300)   $  (4,754,208)    (512,418)  $  (8,538,749)
================================================================================
Class L
Shares sold                95,308    $   1,772,090      119,290   $   2,160,284
Shares reacquired        (105,019)      (1,943,838)    (148,607)     (2,680,080)
--------------------------------------------------------------------------------
Net Decrease               (9,711)   $    (171,748)     (29,317)  $    (519,796)
================================================================================

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class A Shares                                      2000(1)(2)        1999(2)      1998(2)      1997        1996(2)      1995
=================================================================================================================================
Net Asset Value, Beginning of Period               $18.85            $16.56       $23.23       $22.95      $16.50       $21.44
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                      0.00*             0.05        (0.01)       (0.12)       0.08        (0.23)#
   Net realized and unrealized gain (loss)           1.48              2.24        (6.50)        0.73        6.37        (4.71)
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.48              2.29        (6.51)        0.61        6.45        (4.94)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --                --           --        (0.33)         --           --
   Net realized gains                                  --                --        (0.16)          --          --           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --                --        (0.16)       (0.33)         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $20.33            $18.85       $16.56       $23.23      $22.95       $16.50
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                         7.85%++          13.83%      (28.13)%       2.67%      39.09%      (23.04)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $20,016           $21,069      $27,147      $45,488     $50,521      $27,884
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.76%+            1.73%        1.57%        1.51%       1.62%        1.99%
   Net investment income (loss)                      0.04+             0.27        (0.05)       (0.32)       0.15        (1.46)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                19%              133%         151%         101%        120%          40%
=================================================================================================================================

(1) For the six months ended April 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*   Amount represents less than $0.01 per share.
#   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class B Shares                                   2000(1)(2)          1999(2)       1998(2)         1997     1996(2)      1995
==================================================================================================================================
Net Asset Value, Beginning of Period                 $18.15            $16.00       $22.60       $22.32      $16.15       $21.14
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                (0.06)            (0.03)       (0.13)       (0.27)      (0.09)       (0.22)*
   Net realized and unrealized gain (loss)             1.41              2.18        (6.31)        0.70        6.26        (4.77)
----------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                    1.35              2.15        (6.44)        0.43        6.17        (4.99)
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                 --                --           --        (0.15)         --           --
   Net realized gains                                    --                --        (0.16)          --          --           --
----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                      --                --        (0.16)       (0.15)         --           --
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                  $     19.50       $     18.15  $     16.00  $     22.60  $    22.32  $     16.15
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                           7.44%            13.44%      (28.61)%       1.95%      38.20%      (23.60)%
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)                    $20,784           $23,937      $29,309      $66,819     $73,969      $25,747
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                            2.43%             2.42%        2.23%        2.18%       2.29%        2.62%
   Net investment loss                                (0.61)            (0.17)       (0.71)       (0.99)      (0.83)       (2.11)
----------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                  19%              133%         151%         101%        120%          40%
==================================================================================================================================

(1) For the six months ended April 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund                                           21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

Class L Shares                                2000(1)(2)      1999(2)    1998(2)(3)       1997          1996(2)        1995(4)
================================================================================================================================
Net Asset Value,
   Beginning of Period                         $18.20         $16.03       $22.62        $22.32          $16.16       $20.63
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 (0.05)         (0.02)       (0.12)        (0.23)           0.05        (0.29)*
   Net realized and unrealized gain (loss)       1.41           2.19        (6.31)         0.68            6.11        (4.18)
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.36           2.17        (6.43)         0.45            6.16        (4.47)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --             --           --         (0.15)             --           --
   Net realized gains                              --             --        (0.16)           --              --           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --        (0.16)        (0.15)             --           --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $19.56         $18.20       $16.03        $22.62          $22.32       $16.16
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                     7.47%++       13.54%      (28.54)%        2.04%          38.12%      (21.67)%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $3,016         $2,981       $3,096        $6,393          $7,602         $572
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      2.35%+         2.33%        2.17%         2.12%           2.25%        2.69%+
   Net investment loss                          (0.56)+        (0.09)       (0.63)        (0.92)          (0.21)       (1.97)+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            19%           133%         151%          101%            120%          40%
================================================================================================================================

(1) For the six months ended April 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from November 7, 1994 (inception date) to October 31, 1995.
*   Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Natural Resources Fund

Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.


Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Sector Series Inc. Smith Barney Natural Resources Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Natural
Resources Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutual funds


FD0299 6/00

[LOGO]


SMITH BARNEY
SECTOR SERIES INC.
TECHNOLOGY
FUND

RESEARCH SERIES
SEMI-ANNUAL REPORT
APRIL 30, 2000

[LOGO]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

SMITH BARNEY
SECTOR SERIES INC. --
TECHNOLOGY FUND

================================================================================

The Smith Barney Technology Fund seeks long-term capital appreciation by investing primarily in common stocks of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

SMITH BARNEY TECHNOLOGY FUND*
TOTAL RETURNS APRIL 30, 2000 (UNAUDITED)

                           WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
                          CLASS A         CLASS B           CLASS L
================================================================================
Since Inception           (1.93)%         (2.02)%           (2.02)%
(February 28, 2000)**
================================================================================

                             WITH SALES CHARGES(2)
--------------------------------------------------------------------------------
                          CLASS A         CLASS B           CLASS L
================================================================================
Since Inception           (6.83)%         (6.92)%           (3.00)%
(February 28, 2000)**
================================================================================

* Since the fund focuses its investments on companies involved in technology, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

**   Not Annualized.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs after 5 years. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.


--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
THE SMITH BARNEY SECTOR SERIES INC. MAY BE AN OPPORTUNE WAY TO EXTEND YOUR CORE PORTFOLIO AND TO PARTICIPATE IN EXCITING SECTOR INVESTING OPPORTUNITIES. AS PART OF A WELL-DIVERSIFIED PORTFOLIO OF INVESTMENTS, SMITH BARNEY TECHNOLOGY FUND GIVES YOU ACCESS TO A BROAD RANGE OF COMPANIES WITHIN THE DYNAMIC TECHNOLOGY SECTOR.

--------------------------------------------------------------------------------
NASDAQ Symbols
--------------------------------------------------------------------------------
           CLASS A                      SBTAX
           CLASS B                      SBTBX
           CLASS L                      SBQLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

SHAREHOLDER LETTER........................................     1

FUND AT A GLANCE..........................................     4

SCHEDULE OF INVESTMENTS...................................     5

STATEMENT OF ASSETS AND LIABILITIES.......................     8

STATEMENT OF OPERATIONS...................................     9

STATEMENT OF CHANGES IN NET ASSETS........................    10

NOTES TO FINANCIAL STATEMENTS.............................    11

FINANCIAL HIGHLIGHTS......................................    14

SHAREHOLDER LETTER
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON
Chairman

DEAR SHAREHOLDER:

We are pleased to provide the inaugural semi-annual report for the Smith Barney Sector Series Inc. -- Smith Barney Technology Fund ("Fund") for the period from February 28, 2000 through April 30, 2000. In this report, we have described the Portfolio Manage-ment team's philosophy and investment approach, as well as outlined the Fund's investment strategy during this brief period. A detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report useful and informative.

PERFORMANCE UPDATE*

Since its inception (February 28, 2000) through April 30, 2000, the Fund's Class A, B and L shares generated negative returns of 1.93%, 2.02% and 2.02%, respectively, without the effects of sales charges. In comparison, the Goldman Sachs Technology Index** returned a negative 4.69% for the same time period.

A RIGOROUS, RESEARCH-BASED INVESTMENT APPROACH

Citibank N.A., through its Citibank Global Asset Management ("CGAM") division, an affiliate of SSB Citi Fund Management LLC, is the subadviser of the Fund. CGAM, with its affiliates, currently manages more than $351 billion in assets worldwide, as of March 31, 2000, for high-net-worth individuals, mutual funds and other major institutional clients.

--------------------------------------------------------------------------------
 *   Past performance is not indicative of future results.
** The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six subindexes -- hardware, computer software, services, semi-conductors, Internet and multimedia networking.

The Fund's management team is made up of a high-quality, seasoned group of investment and research professionals who follow a systematic and rigorous investment approach designed to provide appropriate exposure to various industries within the financial services sector. CGAM's exhaustive fundamental research evaluates a global universe of businesses in its quest to identify attractive investment opportunities.

A THREE-STEP RESEARCH PROCESS

--------------------------------------------------------------------------------
FUNDAMENTAL  ------  QUANTITATIVE  ------  ACTIVE PORTFOLIO
RESEARCH             RESEARCH              MANAGEMENT
--------------------------------------------------------------------------------

CGAM applies a proprietary, systematic, risk-conscious approach to investing. The team's investment process combines fundamental research, quantitative research and active portfolio management to create portfolios that they think should generate competitive returns while helping to moderate risk.

In their view, there is no substitute for in-depth analysis, which can provide a significant edge in understanding company fundamentals. (Of course, no assurances can be made that CGAM's approach will ultimately be successful.) CGAM is committed to thorough fundamental analysis and careful quantitative research in their global search for investment opportunities.

The team's fundamental, proprietary research adds value to their active portfolio management by providing timely and unbiased information to their decision-making processes. The Fund's team conducts on-site company visits and exhaustive research to uncover the companies that they think possess:

 . superior products or services
 . outstanding managements
 . solid balance sheets
 . market leadership
 . driving innovation

In the management team's opinion, these are the strengths that can create value and lead to earnings and sales growth, which drive stock prices.

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                   1

THE CGAM RESEARCH PROCESS

CGAM differentiates itself from the traditional approach to investment management in a number of ways that they think can add value to clients' portfolios. Their management style can best be described as disciplined, yet flexible. Their formidable global presence enables them to maintain localized research teams with direct access to the regions and industries where they conduct business. The CGAM Research organization is centered on a team-approach to stock -research and selection-with approximately 73 industry analysts-located worldwide in New York, London, Tokyo, Singapore and Melbourne, covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion.

Each equity analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position in the industry, product offerings, costs and risk position. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary inputs to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions which allows for better comparisons of earnings forecasts.

A common valuation framework-based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price. CGAM believes this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with the investment rating on a company's stock.

The chart below shows CGAM's research process for this Fund.

CGAM'S RESEARCH PROCESS AT A GLANCE

--------------------------------
       UNIVERSE OF STOCKS
    Global Research Coverage
--------------------------------
                |
                |
--------------------------------
        COMPOSITE SIGNAL
        Analysts' Ratings
        Valuation Models
     Momentum/Growth Models
--------------------------------
                |
                |
--------------------------------
            RANKINGS
    Determine candidates for
     portfolio construction
--------------------------------

================================
Style-neutral, unbiased research
is the management team's primary
input in building the portfolio.
================================


UNCOVERING OPPORTUNITIES IN THE TECHNOLOGY SECTOR --
BRINGING CHANGE AND INNOVATION TO LIFE

COMPUTER INDUSTRY ALMANAC, a leading computer trade publication, predicts worldwide Internet use will grow 119% between 2000 and 2005.

Technological innovation is a driving force behind both the American and global economies. Faster, stronger, profoundly more powerful products and ideas are transforming the way we live. As technology continues to move forward, investors can participate in some of the companies that drive the global marketplace.

 . INCREASED DEMAND FOR TECHNOLOGY The demand for technology has consistently increased as consumers and businesses are recognizing technology's important role in today's ever-changing economic climate. In 1999, businesses spent close to $550 billion on technology, double the amount spent in 1995. (Source: U.S. Department of Commerce)

 . DOMINANT PLAYER IN U.S. ECONOMY As the global economy continues to embrace, and become dependent upon, technology, this market sector will continue to be a leading segment of the U.S. economy.

--------------------------------------------------------------------------------
2                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 . OPPORTUNITIES FOR POTENTIAL GROWTH The technology sector has provided investors with enormous growth opportunities and accounts for approximately 25% of the Standard & Poor's 500 Index, is a market capitalization-weighted measure of 500 widely held common stocks. (Past performance is not indicative of future results.)

PORTFOLIO MANAGEMENT

Following this disciplined research process, analysts determine ratings for stocks based on stringent and precise investment criteria. From this universe of stocks, the Fund's management team can strategically construct a portfolio designed to meet the Fund's specific investment objectives.

The team looks for "good companies at a great price, or great companies at a good price." Analysts ratings are combined with earnings momentum and valuation models to rank stocks by their relative attractiveness. The stocks are then subject to disciplined portfolio construction to ensure appropriate risk-adjusted returns relative to a particular benchmark.

CGAM's disciplined portfolio construction process looks to control factor (i.e., industry, size, style) exposures with the objective of managing risk, focusing on stock selection as the major source of competitive returns versus the benchmark.

CGAM believes that the quality of information generated by their proprietary and global research process may produce consistently competitive results over time versus the benchmark. (Of course, past performance is not indicative of future results.)

Thank you for investing in the Smith Barney Sector Series Inc.-- Smith Barney Technology Fund. We look forward to helping you pursue your financial goals in years ahead.

Sincerely,


/s/ Heath B. McLendon
---------------------
HEATH B. MCLENDON
Chairman

MAY 2, 2000

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                   3

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY TECHNOLOGY FUND VS. GOLDMAN SACHS TECHNOLOGY INDEX
--------------------------------------------------------------------------------
        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS)-- APRIL 30, 2000


GROWTH OF $10,000 INVESTMENT

A $10,000 investment in the Fund made on 2/28/00 would have declined to $9,317 with sales charge (as of 4/30/00). The graph shows how the Fund compares to its benchmark for the same period.

[The following table represents a line chart in the printed piece.]

         Smith Barney      Goldman Sachs
      Technology Fund         Technology
              Class A              Index*
-----------------------------------------
2/28/00        $ 9500             $10000
3/31/00         10042              10442
4/28/00          9317               9531


The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six subindexes -- computer hardware, computer software, services, semi-conductors, Internet and multimedia networking.


TOP TEN COMMON STOCK HOLDINGS*
------------------------------------------------------------------
Cisco Systems Inc.                                           9.8%
------------------------------------------------------------------
Intel Corp.                                                  8.7
------------------------------------------------------------------
International Business Machines Corp.                        5.5
------------------------------------------------------------------
Lucent Technologies Inc.                                     4.2
------------------------------------------------------------------
Oracle Corp.                                                 4.1
------------------------------------------------------------------
Microsoft Corp.                                              4.0
------------------------------------------------------------------
EMC Corp.                                                    3.7
------------------------------------------------------------------
Nortel Networks Corp.                                        3.1
------------------------------------------------------------------
Sun Microsystems Inc.                                        3.0
------------------------------------------------------------------
America Online Inc.                                          3.0
------------------------------------------------------------------

* As a percentage of total investments.


PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------

[The following table represents a pie chart in the printed piece.]

 2.6% Discount Note
19.2% Semiconductors
 0.4% Catalog/Specialty Distribution
 0.4% Other Consumer Services
 0.6% Diversified Commercial Services
 0.9% Diversified Electronic Products
 1.0% Electronic Components
 3.6% EDP Services
 4.9% Electronic Production Equipment
 5.8% EDP Peripherals
 8.0% Internet Services
10.5% Computer Communications
12.7% Computer Software
13.7% Telecommunications Equipment
15.7% Electronic Data Processing

--------------------------------------------------------------------------------
4                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                               APRIL 30, 2000
--------------------------------------------------------------------------------

 SHARES                             SECURITY                           VALUE
--------------------------------------------------------------------------------
COMMON STOCK-- 97.4%

CATALOG/SPECIALTY DISTRIBUTION -- 0.4%
         12,476     Amazon.com, Inc. (a)                             $   688,519
--------------------------------------------------------------------------------
COMPUTER COMMUNICATIONS -- 10.5%
        237,921     Cisco Systems Inc. (a)                            16,494,617
          5,554     Jupiter Networks Inc. (a)                          1,181,266
--------------------------------------------------------------------------------
                                                                      17,675,883
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 12.7%
          4,827     Check Point Software Technologies Corp. (a)          835,071
          9,037     Citrix Systems Inc. (a)                              551,822
         25,539     Computer Associates International Inc.             1,425,395
         48,020     Compuware Corp. (a)                                  603,252
         41,623     J.D. Edwards & Co. (a)                               759,620
          5,694     I2 Technologies Inc. (a)                             735,950
         96,103     Microsoft Corp. (a)                                6,703,184
         86,012     Oracle Corp. (a)                                   6,875,584
         46,126     Peoplesoft Inc. (a)                                  642,881
          6,421     Siebel Systems Inc. (a)                              788,980
         13,366     VERITAS Software Corp. (a)                         1,433,712
--------------------------------------------------------------------------------
                                                                      21,355,451
--------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES -- 0.6%
         49,360     Concord EFS Inc. (a)                               1,104,430
--------------------------------------------------------------------------------
DIVERSIFIED ELECTRONIC PRODUCTS -- 0.9%
         15,185     JDS Uniphase Corp. (a)                             1,574,495
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.0%
          3,374     E-Tek Dynamics Inc. (a)                              690,826
         20,584     Solectron Corp. (a)                                  963,588
--------------------------------------------------------------------------------
                                                                       1,654,414
--------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 15.7%
          6,782     Apple Computer, Inc. (a)                             841,393
         59,437     Compaq Computer Corp.                              1,738,532
         68,610     Dell Computer Corp. (a)                            3,439,076
         10,688     Gateway Inc. (a)                                     590,512
         35,775     Hewlett Packard Co.                                4,829,625
         83,356     International Business Machines Corp.              9,304,613
         55,359     Sun Microsystems Inc. (a)                          5,089,568
         30,944     Unisys Corp. (a)                                     717,514
--------------------------------------------------------------------------------
                                                                      26,550,833
--------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING PERIPHERALS -- 5.8%
         44,786     EMC Corp. (a)                                      6,222,456
          9,500     Lexmark International Group Inc. (a)               1,121,000
         10,666     Network Appliance Inc. (a)                           788,618
         31,052     Storage Technology Corp. (a)                         403,676
         20,822     Symbol Technologies Inc.                           1,160,826
--------------------------------------------------------------------------------
                                                                       9,696,576
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                   5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   APRIL 30, 2000
--------------------------------------------------------------------------------

 SHARES                             SECURITY                           VALUE
--------------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING SERVICES -- 3.6%
    19,311       Automatic Data Processing, Inc.                     $ 1,039,173
    18,360       BEA Systems Inc. (a)                                    885,870
    21,949       Electronic Data Systems Corp.                         1,508,994
    47,298       First Data Corp.                                      2,302,821
    16,107       MarchFirst Inc. (a)                                     343,280
--------------------------------------------------------------------------------
                                                                       6,080,138
--------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 4.9%
    19,954       ASM Lithography Holdings (a)                            798,161
    37,189       Applied Materials Inc. (a)                            3,786,305
    10,040       KLA Tencor Corp. (a)                                    751,745
    16,869       LAM Research Corp. (a)                                  773,865
    16,431       Novellus Systems Inc. (a)                             1,095,742
     9,144       Teradyne Inc. (a)                                     1,005,840
--------------------------------------------------------------------------------
                                                                       8,211,658
--------------------------------------------------------------------------------
INTERNET SERVICES -- 8.0%
    83,215       America Online Inc. (a)                               4,977,297
     7,018       Ariba Inc. (a)                                          520,648
    14,292       Broadvision Inc. (a)                                    627,955
     9,367       CMG Information Services Inc. (a)                       667,399
     9,736       Commerce One Inc. (a)                                   594,505
     6,389       Exodus Communications Inc. (a)                          565,027
    10,569       Infospace Communications Inc. (a)                       758,986
     4,298       Inktomi Corp. (a)661,623
     9,998       Internet Capital Group Inc. (a)                         423,665
     4,496       VeriSign Inc. (a)                                       626,630
    12,710       Vignette Corp. (a)                                      612,463
    18,503       Yahoo! Inc. (a)                                       2,410,016
--------------------------------------------------------------------------------
                                                                      13,446,214
--------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.4%
     4,576       Ebay, Inc. (a)                                          728,442
--------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 19.2%
     9,069       Altera Corp. (a)                                        927,306
    11,601       Analog Devices Inc. (a)                                 891,102
     6,062       Applied Micro Circuits Corp. (a)                        781,240
     4,157       Broadcom Corp. (a)                                      716,563
    10,522       Conexant Systems Inc. (a)                               630,005
   115,986       Intel Corp.                                          14,708,475
    10,774       LSI Logic Corp. (a)                                     673,375
    15,014       Linear Technology Corp.                                 857,675
    11,715       Maxim Integrated Products Inc. (a)                      759,278
    16,142       Microchip Technology Inc. (a)                         1,001,813
     8,789       Micron Technology Inc. (a)                            1,223,868
     4,474       PMC Sierra Inc. (a)                                     858,449
     3,976       SDL Inc. (a)                                            775,320
    10,461       STmicroelectronics NV                                 1,984,321

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   APRIL 30, 2000
--------------------------------------------------------------------------------

 SHARES                             SECURITY                           VALUE
--------------------------------------------------------------------------------
SEMI-CONDUCTORS -- 19.2% (CONTINUED)
    25,628       Texas Industries Inc.                              $  4,174,160
     8,341       Vitesse Semicondutor Corp. (a)                          567,709
    10,427       Xilinx Inc. (a)                                         763,778
--------------------------------------------------------------------------------
                                                                      32,294,437
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 13.7%
    14,845       ADC Telecommunications Inc. (a)                         901,834
     5,925       Ciena Corp. (a)                                         732,478
     8,561       Comverse Technology Inc. (a)                            763,534
     8,416       Corning Inc.                                          1,662,160
   113,634       Lucent Technologies Inc.                              7,066,614
    21,968       Motorola Inc.                                         2,615,565
    46,052       Nortel Networks Corp.                                 5,215,389
    27,691       Qualcomm Inc. (a)                                     3,002,743
    13,946       Tellabs Inc. (a)                                        764,415
    10,816       3Com Corp. (a)                                          426,556
--------------------------------------------------------------------------------
                                                                      23,151,288
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Identified Cost-- $171,635,055)                    164,212,778
--------------------------------------------------------------------------------

     FACE
     AMOUNT                     SECURITY                                 VALUE
--------------------------------------------------------------------------------

DISCOUNT NOTE-- 2.6%

$4,438,000       First Union National Bank, 5.84% due 5/1/00;
                 Proceeds at maturity -- $4,440,160; (Fully
                 collateralized by Federal Home Loan Bank, 7.52%
                 due 8/24/04; Market value -- $4,449,095)
                 (Identified Cost -- $4,438,000)                       4,438,000
--------------------------------------------------------------------------------
                 TOTAL  INVESTMENTS -- 100%
                 (Identified Cost -- $176,073,055)                  $168,650,778
--------------------------------------------------------------------------------
(a) NON-INCOME PRODUCING SECURITY.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                   7

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $176,073,055)                  $168,650,778
     Cash                                                                   486
     Receivable for Fund securities sold                              3,090,342
     Dividends and interest receivable                                    6,807
     Other receivables                                                       93
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   171,748,506
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                 4,127,648
     Payable for Fund shares purchased                                   50,646
     Accrued expenses and other liabilities                             303,656
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                4,481,950
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 167,266,556
--------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                  $      14,970
     Capital paid in excess of par value                            175,119,450
     Accumulated net investment loss                                   (358,855)
     Accumulated net realized loss from security transactions           (86,732)
     Net unrealized depreciation of investments                      (7,422,277)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 167,266,556
--------------------------------------------------------------------------------

SHARES OUTSTANDING:
     Class A                                                          3,438,842
--------------------------------------------------------------------------------
     Class B                                                          6,049,977
--------------------------------------------------------------------------------
     Class L                                                          5,481,263
--------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                      $11.18
--------------------------------------------------------------------------------
     Class B *                                                           $11.17
--------------------------------------------------------------------------------
     Class L **                                                          $11.17
--------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)   $11.77
--------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $11.28
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
8                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

INVESTMENT INCOME:
     Interest                                                       $    91,627
     Dividends                                                           12,563
     Less: Foreign withholding tax                                         (235)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            103,955
--------------------------------------------------------------------------------
EXPENSES:
     Management fees(Note 2)                                            201,616
     Distribution fees (Note 2)                                         173,967
     Custody fees                                                        42,200
     Registration fees                                                   36,888
     Shareholder communications                                          10,000
     Audit fees                                                           8,000
     Legal fees                                                           7,500
     Directors' fees                                                        853
     Other                                                               26,805
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     507,829
     Less: aggregate amount waived by the Manager (Note 2)              (45,019)
--------------------------------------------------------------------------------
     NET EXPENSES                                                       462,810
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (358,855)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From:
        Security transactions (excluding short-term securities)         (86,732)
--------------------------------------------------------------------------------
     NET REALIZED LOSS                                                  (86,732)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                  --
        End of period                                                (7,422,277)
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED DEPRECIATION                         (7,422,277)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (7,509,009)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(7,867,864)
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                   9

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

OPERATIONS:
     Net investment loss                                          $    (358,855)
     Net realized loss                                                  (86,732)
     Increase in net unrealized depreciation                         (7,422,277)
--------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                          (7,867,864)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                               179,293,586
     Net asset value of shares issued for reinvestment of dividends          --
     Cost of shares reacquired                                       (4,159,166)
--------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS            175,134,420
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                              167,266,556

NET ASSETS:
     Beginning of period                                                     --
--------------------------------------------------------------------------------
     END OF PERIOD*                                               $ 167,266,556
--------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                    $    (358,855)
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Technology Fund ("Fund"), a separate series of the Smith Barney Sector Series Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. On February 28, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. MANAGEMENT AGREEMENT AND
OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBCFund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"),

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                  11

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.95% of the average daily net assets. SSBC has delegated the daily management of the Fund to Citibank N.A., (the SubAdviser), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.65% of the Fund's average daily net assets. The management fees paid amounted to $201,614, of which $45,019 was waived for the period ended April 30, 2000.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC")acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2000, the Fund paid transfer agent fees of $11,822 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2000, CDSCs paid to CFBDS and sales charges received by SSB and CFBDS were approximately:

                             CLASS A       CLASS B         CLASS L
--------------------------------------------------------------------------------
CDSCs                             --        $5,000        $  2,000
--------------------------------------------------------------------------------
Sales Charges               $690,000            --        $549,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended April 30, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees       $12,753       $84,686      $76,528
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. INVESTMENTS

During the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $172,325,728
--------------------------------------------------------------------------------
Sales                                                               $    690,673
--------------------------------------------------------------------------------

At April 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  5,380,597
Gross unrealized depreciation                                       (12,802,874)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (7,422,277)
--------------------------------------------------------------------------------
12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                  13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5. CONCENTRATION OF RISK

The Fund intends to invest at least 80% of its assets in technology related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that investments in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6. CAPITAL SHARES

At April 30, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                                          CLASS A       CLASS B       CLASS L
--------------------------------------------------------------------------------
TOTAL PAID-IN CAPITAL                   $40,218,367   $70,738,614   $64,177,439
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                     FEBRUARY 28, 2000
                                               (COMMENCEMENT OF OPERATIONS)
                                                     TO APRIL 30, 2000
                                                        (UNAUDITED)
--------------------------------------------------------------------------------
                                                 SHARES               AMOUNT
--------------------------------------------------------------------------------
CLASS A
Shares sold                                     3,571,048          $ 41,734,256
Shares issued on reinvestment                          --                    --
Shares reacquired                                (132,206)           (1,515,889)
--------------------------------------------------------------------------------
Net Increase                                    3,438,842          $ 40,218,367
--------------------------------------------------------------------------------

CLASS B
Shares sold                                     6,130,946          $ 71,656,532
Shares issued on reinvestment                          --                    --
Shares reacquired                                 (80,969)             (917,918)
--------------------------------------------------------------------------------
Net Increase                                    6,049,977          $ 70,738,614
--------------------------------------------------------------------------------

CLASS L
Shares sold                                     5,634,664          $ 65,902,797
Shares issued on reinvestment                          --                    --
Shares reacquired                                (153,401)           (1,725,358)
--------------------------------------------------------------------------------
Net Increase                                    5,481,263          $ 64,177,439
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS A SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.02)
   Net realized and unrealized loss                                   (0.20)
--------------------------------------------------------------------------------
Total Loss From Operations                                            (0.22)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.18
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (1.93)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $38,459
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.60%+
   Net investment loss                                                (0.50)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   1%
--------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                        $(0.02)
RATIOS:
Expenses to average net assets                                         1.80%+
Net investment loss to average net assets                             (0.70)%+
--------------------------------------------------------------------------------

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.





--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                  15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS B SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.03)
   Net realized and unrealized loss                                   (0.20)
--------------------------------------------------------------------------------
Total Loss From Operations                                            (0.23)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.17
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (2.02)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $67,581
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.35%+
   Net investment loss                                                (1.25)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   1%
--------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                        $(0.03)
RATIOS:
Expenses to average net assets                                         2.55%+
Net investment income to average net assets                           (1.45)%+
--------------------------------------------------------------------------------

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS L SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.03)
   Net realized and unrealized loss                                   (0.20)
--------------------------------------------------------------------------------
Total Loss From Operations                                            (0.23)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.17
--------------------------------------------------------------------------------
TOTAL RETURN                                                          (2.02)%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $61,227
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.35%+
   Net investment loss                                                (1.25)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   1%
--------------------------------------------------------------------------------

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                        $(0.03)
RATIOS:
Expenses to average net assets                                         2.55%+
Net investment income to average net assets                           (1.45)%+
--------------------------------------------------------------------------------

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
SMITH BARNEY TECHNOLOGY FUND                                                  17

                       This page intentionally left blank.

SMITH BARNEY
TECHNOLOGY FUND

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.

OFFICERS
Heath B. McLendon
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT AND TREASURER

Irving P. David
CONTROLLER

Christina T. Sydor
SECRETARY


INVESTMENT MANAGER
SSBCiti Fund Management LLC

INVESTMENT SUBADVISER
Citibank, N.A.

DISTRIBUTOR
CFBDS, Inc.


CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPCGlobal Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Sector Series Inc. -- Smith Barney Technology Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


[LOGO]


SMITH BARNEY
TECHNOLOGY FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01910 4/00

[LOGO]

SMITH BARNEY
SECTOR SERIES INC.
FINANCIAL SERVICES
FUND

RESEARCH SERIES
SEMI-ANNUAL REPORT
APRIL 30, 2000

[LOGO]

             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

SMITH BARNEY
SECTOR SERIES INC.--
FINANCIAL SERVICES FUND

================================================================================

The SMITH BARNEY FINANCIAL SERVICES FUND seeks long-term capital appreciation by investing primarily in common stocks of companies principally engaged in providing financial services to consumers and industry.


SMITH BARNEY FINANCIAL SERVICES FUND*
TOTAL RETURNS APRIL 30, 2000 (UNAUDITED)

                                  WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
                            CLASS A        CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception               12.89%         12.81%          12.81%
(February 28, 2000)**
--------------------------------------------------------------------------------

                                  WITH SALES CHARGES(2)
--------------------------------------------------------------------------------
                            CLASS A        CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception                7.25%          7.17%          11.68%
(February 28, 2000)**
--------------------------------------------------------------------------------

  * Since the Fund focuses its investments on companies involved in financial services, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.


 ** Not Annualized.

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs after 5 years. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.


--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

THE SMITH BARNEY SECTOR SERIES INC. MAY BE AN OPPORTUNE WAY TO EXTEND YOUR CORE PORTFOLIO AND TO PARTICIPATE IN EXCITING SECTOR INVESTING OPPORTUNITIES. AS PART OF A WELL-DIVERSIFIED PORTFOLIO OF INVESTMENTS, SMITH BARNEY FINANCIAL SERVICES FUND GIVES YOU ACCESS TO A BROAD RANGE OF COMPANIES WITHIN THE DYNAMIC FINANCIAL SERVICES SECTOR.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS
--------------------------------------------------------------------------------
           CLASS A                          N/A
           CLASS B                          SBFBX
           CLASS L                          SFSLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

SHAREHOLDER LETTER............................................ 1

FUND AT A GLANCE.............................................. 4

SCHEDULE OF INVESTMENTS....................................... 5

STATEMENT OF ASSETS AND LIABILITIES........................... 8

STATEMENT OF OPERATIONS....................................... 9

STATEMENT OF CHANGES IN NET ASSETS........................... 10

NOTES TO FINANCIAL STATEMENTS................................ 11

FINANCIAL HIGHLIGHTS......................................... 14

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON
Chairman

DEAR SHAREHOLDER:

We are pleased to provide the inaugural semi-annual report for the Smith Barney Sector Series Inc. -- Smith Barney Financial Services Fund ("Fund")for the period from February 28, 2000 through April 30, 2000. In this report, we have described the Portfolio Management team's philosophy and investment approach, as well as outline the Fund's investment strategy during this brief period. A detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report useful and informative.


PERFORMANCE UPDATE*

Since its inception, (February 28, 2000) through April 30, 2000, the Fund's Class A, B and L shares returned 12.89%, 12.81% and 12.81%, respectively, without the effects of sales charges. In comparison, the Goldman Sachs Financials Index** returned 12.74% for the same time period.


A RIGOROUS, RESEARCH-BASED INVESTMENT APPROACH

Citibank N.A., through its Citibank Global Asset Management ("CGAM") division, an affiliate of SSB Citi Fund Management LLC, is the subadviser of the Fund. CGAM, with its affiliates, currently manages more than $351 billion in assets worldwide, as of March 31, 2000, for high-net-worth individuals, mutual funds and other major institutional clients.

The Fund's management team is made up of a high-quality, seasoned group of investment and research professionals who follow a systematic and rigorous investment approach designed to provide appropriate exposure to various industries within the financial services sector. CGAM's exhaustive fundamental research evaluates a global universe of businesses in its quest to identify attractive investment opportunities.


A THREE-STEP RESEARCH PROCESS

--------------------------------------------------------------------------------
FUNDAMENTAL  ------  QUANTITATIVE  ------  ACTIVE PORTFOLIO
RESEARCH             RESEARCH              MANAGEMENT
--------------------------------------------------------------------------------

CGAM applies a proprietary, systematic, risk-conscious approach to investing. The team's investment process combines fundamental research, quantitative research and active portfolio management to create portfolios that they think should generate competitive returns while helping to moderate risk.

In their view, there is no substitute for in-depth analysis, which can provide a significant edge in understanding company fundamentals. (Of course, no assurances can be made that CGAM's approach will ultimately be successful.) CGAM is committed to thorough fundamental analysis and careful quantitative research in their global search for investment opportunities.

The team's fundamental, proprietary research adds value to their active portfolio management by providing timely and unbiased information to their decision-making processes. The Fund's team conducts on-site company visits and exhaustive research to uncover the companies that they think possess:

 . superior products or services
 . outstanding managements
 . solid balance sheets
 . market leadership
 . driving innovation

In the management team's opinion, these are the strengths that can create value and lead to earnings and sales growth, which drive stock prices.


--------------------------------------------------------------------------------
  * Past performance is not indicative of future results.
 ** The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                           1

THE CGAM RESEARCH PROCESS

CGAM differentiates itself from the traditional approach to investment management in a number of ways that they think can add value to clients' portfolios. Their management style can best be described as disciplined, yet flexible. Their formidable global presence enables them to maintain localized research teams with direct access to the regions and industries where they conduct business. The CGAM Research organization is centered on a team-approach to stock research and selection--with approximately 73 industry analysts--located worldwide in New York, London, Tokyo, Singapore and Melbourne, covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion.

Each equity analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position in the industry, product offerings, costs and risk position. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary inputs to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions which allows for better comparisons of earnings forecasts.

A common valuation framework-based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price. CGAM believes this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with the investment rating on a company's stock.

The chart below shows CGAM's research process for this Fund.

CGAM'S RESEARCH PROCESS AT A GLANCE

--------------------------------
       UNIVERSE OF STOCKS
    Global Research Coverage
--------------------------------
                |
                |
--------------------------------
        COMPOSITE SIGNAL
        Analysts' Ratings
        Valuation Models
     Momentum/Growth Models
--------------------------------
                |
                |
--------------------------------
            RANKINGS
    Determine candidates for
     portfolio construction
--------------------------------

================================
Style-neutral, unbiased research
is the management team's primary
input in building the portfolio.
================================


FINANCIAL SERVICES OPPORTUNITIES

The financial services industry is outpacing the overall economy, generating more than $2.25 trillion of revenue per year.***

A strong period of economic expansion and changing demographic trends have led to higher demand for financial services. These trends, combined with industry consolidation resulting from greater technological efficiencies, evolving alternative distribution channels and industry deregulation may offer investors exciting opportunities.

 . WELL-POSITIONED COMPANIES MAY BENEFIT FROM INDUSTRY CONSOLIDATION With the deregulation of the financial services industry from the repeal of the Glass-Steagall Act and technological advances, many companies have turned to mergers and acquisitions as a fast and innovative way to expand their client base and offer more products. In fact, while the number of U.S. banking organizations fell by almost 30% between 1988 and 1997, assets held by industry leaders have increased significantly, which may give these well-positioned companies higher profits and greater operational efficiencies. (Source: FDIC Historical Statistics on Banking)

***Source: Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
2                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 . INCREASED DEMAND An aging, affluent America may mean demand for financial services products. Economists estimate that the largest period of wealth transfer in history may occur as Americans are expected to transfer $41 trillion over the next 55 years. (Source: Havens and Schervish, Boston College, 1999). Additionally, retirement assets are growing as baby boomers, in their peak earning years, are nearing retirement and focusing on saving.

 . POISED FOR POTENTIAL GROWTH As demand continues to grow and companies strive to meet sophisticated consumer needs, the financial services industry may provide investors with potential for long-term growth.


PORTFOLIO MANAGEMENT

Following this disciplined research process, analysts determine ratings for stocks based on stringent and precise investment criteria. From this universe of stocks, the Fund's management team can strategically construct a portfolio designed to meet the Fund's specific investment objectives.

The team looks for "good companies at a great price, or great companies at a good price." Analysts ratings are combined with earnings momentum and valuation models to rank stocks by their relative attractiveness. The stocks are then subject to disciplined portfolio construction to ensure appropriate risk-adjusted returns relative to a particular benchmark.

CGAM's disciplined portfolio construction process looks to control factor (i.e., industry, size, style) exposures with the objective of managing risk, focusing on stock selection as the major source of competitive returns versus the benchmark.

CGAM believes that the quality of information generated by their proprietary and global research process may produce consistently competitive results over time versus the benchmark. (Of course, past performance is not indicative of future results.)

Thank you for investing in the Smith Barney Sector Series Inc.-- Smith Barney Financial Services Fund. We look forward to helping you pursue your financial goals in years ahead.

Sincerely,

/s/ HEATH B. MCLENDON
---------------------

HEATH B. MCLENDON
Chairman

MAY 2, 2000


--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                           3

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND AT A GLANCE (UNAUDITED)      APRIL 30, 2000
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY FINANCIAL SERVICES FUND VS. GOLDMAN SACHS FINANCIALS INDEX
--------------------------------------------------------------------------------
        FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS)-- APRIL 30, 2000

GROWTH OF $10,000 INVESTMENT

A $10,000 investment in the Fund made on 2/28/00 would have grown to $10,725 with sales charge (as of 4/30/00). The graph shows how the Fund compares to its benchmark for the same period.


[The following table represents a line chart in the printed piece.]

            SB Financial Services      GS Financials Index
----------------------------------------------------------
2/28/00                    $ 9500                   $10000
3/31/00                     11108                    11717
4/28/00                     10725                    11274


The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Financials Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.



TOP TEN COMMON STOCK HOLDINGS*
--------------------------------------------------------------------------------
American International Group                                                5.3%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                            4.7
--------------------------------------------------------------------------------
Bank America Corp.                                                          4.3
--------------------------------------------------------------------------------
Berkshire Hathaway Inc.                                                     3.9
--------------------------------------------------------------------------------
American Express Co.                                                        3.8
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           3.8
--------------------------------------------------------------------------------
Federal National Mortgage Association                                       3.7
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                                       3.5
--------------------------------------------------------------------------------
Goldman Sachs Group Inc.                                                    2.4
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.                                                    2.1
--------------------------------------------------------------------------------

* As a percentage of total investments.


PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
 0.4% Consumer Services
 1.4% Discount Note
 1.5% Savings & Loans
 5.1% Real Estate
15.3% Brokers & Investment Managers
15.4% Financials Companies & Services
20.6% Insurance
40.3% Banks
--------------------------------------------------------------------------------
4                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                               APRIL 30, 2000
--------------------------------------------------------------------------------

 SHARES                             SECURITY                           VALUE
================================================================================

COMMON STOCK ---98.6%
FINANCE-- BANKS-- 40.3%

12,190         Amsouth Bancorp.                                       $  177,517
 8,249         BB & T Corp.                                              219,630
33,364         Bank America Corp.                                      1,634,836
 7,578         Bank of Montreal                                          278,018
16,636         Bank of New York                                          683,116
24,127         Bank One Corp.                                            735,874
10,802         Canadian Imperial Bank                                    285,578
18,283         Chase Manhattan Corp.                                   1,317,519
 4,347         Comerica                                                  184,204
 6,381         Fifth Third Bancorp                                       402,801
15,468         First Sec Corp.                                           218,485
19,419         First Union Corp.                                         618,981
20,993         Firstar Corp.                                             522,201
20,163         Fleet Boston Financial Corp.                              714,526
 8,746         Huntington Bancshares Inc.                                159,614
 4,279         J. P. Morgan & Co. Inc.                                   549,317
10,410         Keycorp                                                   192,585
   426         M & T Bank Corp.                                          187,120
 3,625         Marshall & Ilsley Corp.                                   168,336
12,314         Mellon Financial Corp.                                    395,587
14,682         National City Corp.                                       249,594
 4,924         Northern Trust Corp.                                      315,751
 7,352         PNC Financial Services Group                              320,731
 8,609         Regions Financial Corp.                                   175,946
 8,395         Royal Bank of Canada                                      394,565
 7,249         Southtrust Corp.                                          173,070
 3,836         State Street Corp.                                        371,612
 7,180         Summit Bancorp                                            182,192
 8,962         Suntrust Banks Inc.                                       454,821
 9,761         Synovus Financial Corp.                                   181,189
14,281         Toronto Dominion Bank                                     330,248
16,051         U.S. Bancorp                                              326,036
 6,215         Union Planters Corp.                                      175,962
 6,683         Unionbancal Corp.                                         185,036
 4,435         Wachovia Corp.                                            278,019
35,306         Wells Fargo & Co.                                       1,449,753
 4,463         Zions Bancorp.                                            185,214
--------------------------------------------------------------------------------
                                                                      15,395,584
--------------------------------------------------------------------------------
FINANCE-- BROKERS & INVESTMENT MANAGERS-- 15.3%
          4,363     Bear Stearns Cos Inc.                                187,064
          4,055     Donaldson, Lufkin & Jenrette Inc.                    169,043
          6,315     Franklin Resources Inc.                              203,659
          9,842     Goldman Sachs Group Inc.                             917,767
          4,960     Knight Trimark Group Inc. (a)                        186,930
          2,834     Lehman Brothers Holdings Inc.                        232,565
          7,989     Merrill Lynch & Co. Inc.                             814,379
         23,137     Morgan Stanley Dean Witter & Co.                   1,775,765


                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  APRIL 30, 2000
--------------------------------------------------------------------------------

SHARES                             SECURITY                           VALUE
--------------------------------------------------------------------------------
FINANCE-- BROKERS & INVESTMENT MANAGERS-- 15.3% (CONTINUED)
          4,593     Paine Webber Group Inc.                           $  201,518
          5,013     Price T. Rowe & Associates Inc.                      191,121
         17,332     Schwab Charles corp.                                 771,274
          9,584     TD Waterhouse Group Inc. (a)                         192,279
--------------------------------------------------------------------------------
                                                                       5,843,364
--------------------------------------------------------------------------------
FINANCE-- CONSUMER SERVICES-- 0.4%
          4,120     H & R Block Inc.                                     172,267
--------------------------------------------------------------------------------
Finance-- Financial Companies & Services-- 15.4%
         10,983     Axa Financial Inc.                                   358,320
          9,733     American Express Co.                               1,460,558
         14,735     Associates First Capital Corp.                       326,933
          4,413     Capital One Financial Corp.                          193,069
         24,954     Conseco Inc.                                         135,687
         14,345     Federal Home Loan Mortgage Corp.                     658,973
         23,184     Federal National Mortgage Association              1,398,285
         10,300     Household International Inc.                         430,025
         17,712     MBNA Corp.                                           470,475
          3,074     Providian Financial Corp.                            270,704
          5,420     SLM Holding Corp.                                    169,714
--------------------------------------------------------------------------------
                                                                       5,872,743
--------------------------------------------------------------------------------
FINANCE-- INSURANCE-- 20.6%
          6,490     Aflac Inc.                                           316,793
         18,724     Allstate Corp.                                       442,354
          6,521     American General Corp.                               365,176
         18,581     American International Group                       2,038,103
          6,885     Aon Corp.                                            186,325
             25     Berkshire Hathaway Inc. (a)                        1,482,500
          3,579     Chubb Corp.                                          227,714
          5,436     Cincinnati Financial Corp.                           219,139
          5,142     Hartford Financial Services Group                    268,348
          3,897     Jefferson Pilot Corp.                                259,394
          6,328     Lincoln National Corp.                               220,293
          4,052     Loews Corp.                                          223,367
          3,621     MBIA Inc.                                            179,013
          4,194     MGIC Investment Corp.                                200,526
          6,208     Marsh & McLennan Cos Inc.                            611,876
          5,364     Reliastar Financial Corp.                            230,987
          6,460     St. Paul Cos Inc.                                    230,138
          3,765     XL Capital Ltd.                                      179,308
--------------------------------------------------------------------------------
                                                                       7,881,354
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  APRIL 30, 2000
--------------------------------------------------------------------------------

SHARES                             SECURITY                           VALUE
================================================================================
FINANCE-- REAL ESTATE-- 5.1%
         10,754     Archstone Communities Trust                        $ 232,555
          5,295     Avalonbay Communities Inc.                           207,167
         10,628     Equity Office Properties Trust                       288,949
          6,131     Equity Residential Properties Trust                  278,961
         11,267     Prologis Trust                                       221,819
          9,312     Simon Property Group Inc.                            236,292
          5,958     Spieker Properties Inc.                              264,014
          7,476     Starwood Hotels and Resorts                          212,599
--------------------------------------------------------------------------------
                                                                       1,942,356
--------------------------------------------------------------------------------
FINANCE-- SAVINGS & LOAN-- 1.5%
          6,960     Golden West Financial Corp.                          237,510
         13,309     Washington Mutual Inc.                               340,211
--------------------------------------------------------------------------------
                                                                         577,721
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Identified Cost-- $35,771,470)                   37,685,389
================================================================================

        FACE
       AMOUNT                            SECURITY                       VALUE
================================================================================
DISCOUNT NOTE-- 1.4%
       $523,000     Federal Home Loan Mortgage Consumer Discount Note,
                    5.55% due 5/1/00 (Identified Cost-- $523,000)        523,000
================================================================================
                    TOTAL INVESTMENTS-- 100%
                    (Identified Cost-- $36,294,470)                  $38,208,389
================================================================================
(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
SMITH BARNEY FINANCIAL SERVICES FUND                                           7

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  APRIL 30, 2000
================================================================================

ASSETS:
     Investments, at value (Cost  $36,294,470)                      $38,208,389
     Cash                                                                   689
     Receivable for securities sold                                     964,426
     Dividends and interest receivable                                   46,771
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                    39,220,275
--------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                   446,202
     Distribution fees payable                                           24,604
     Payable for Fund shares purchased                                   63,976
     Accrued expenses and other liabilities                              53,060
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  587,842
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                    $38,632,433
================================================================================

NET ASSETS:
     Par value of capital shares                                   $      3,003
     Capital paid in excess of par value                             36,579,757
     Undistributed net investment income                                 13,719
     Accumulated net realized gain from security transactions           122,035
     Net unrealized appreciation of investments                       1,913,919
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                    $38,632,433
================================================================================
SHARES OUTSTANDING:
     Class A                                                            628,386
     ---------------------------------------------------------------------------
     Class B                                                          1,182,391
     ---------------------------------------------------------------------------
     Class L                                                          1,192,383
     ---------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                      $12.88
--------------------------------------------------------------------------------
     Class B *                                                           $12.86
     ---------------------------------------------------------------------------
     Class L **                                                          $12.86
     ---------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)   $13.56
--------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $12.99
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

INVESTMENT INCOME:
     Dividends                                                        $  96,821
     Interest                                                            18,982
     Less: Foreign withholding tax                                         (596)
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                            115,207
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees(Note 2)                                           39,183
     Management fees (Note 2)                                            37,245
     Custody fees                                                        18,787
     Registration fees                                                   11,330
     Audit fees                                                           8,000
     Legal fees                                                           7,500
     Shareholder communications                                           5,000
     Directors' fees                                                        853
     Other                                                               10,835
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     138,733
     Less: Aggregate amount waived by the Manager (Note 2)              (37,245)
--------------------------------------------------------------------------------
     NET EXPENSE                                                        101,488
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    13,719

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security transactions (excluding short-term securities)         122,035
--------------------------------------------------------------------------------
     NET REALIZED GAIN                                                  122,035
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                  --
        End of period                                                 1,913,919
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                          1,913,919
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               2,035,954
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $2,049,673
================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                           9

 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

OPERATIONS:
     Net investment income                                                    13,719
     Net realized gain                                                       122,035
     Increase in net unrealized appreciation                               1,913,919
------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                2,049,673
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                     37,127,414
     Net asset value of shares issued for reinvestment of dividends               --
     Cost of shares reacquired                                              (544,654)
------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                  36,582,760
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                    38,632,433

NET ASSETS:
     Beginning of period                                                          --
------------------------------------------------------------------------------------
     END OF PERIOD*                                                      $38,632,433
====================================================================================
* Includes undistributed net investment income of:                           $13,719
====================================================================================

                     SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Financial Services Fund ("Fund"), a separate series of the Smith Barney Sector Series Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. On February 28, 2000, the Fund commenced of operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and the securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian;

(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence: (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific indentification method; (j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. MANAGEMENT AGREEMENT AND
OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary

-------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                          11

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SSBC has delegated the daily management of the Fund to Citibank N.A., (the SubAdviser), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $37,245, all of which was waived for the period ended April 30, 2000.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2000, the Fund paid transfer agent fees of $2,584 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2000, CDSCs paid to CFBDS and sales charges received by SSB and CFBDS were approximately:

                             Class A            Class B              Class L
================================================================================
CDSCs                             --             $3,000              $1,000
-------------------------------------------------------------------------------
Sales Charges               $128,000                 --            $140,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended April 30, 2000, total Distribution Plan fees incurred were:

                             Class A            Class B             Class L
================================================================================
Distribution Plan Fees       $2,457             $19,009             $17,717
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. INVESTMENTS

During the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $36,271,367
--------------------------------------------------------------------------------
Sales                                                               $   621,965
================================================================================

At April 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $2,582,388)
Gross unrealized depreciation                                          (668,469)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,913,919)
================================================================================



--------------------------------------------------------------------------------
12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. CONCENTRATION OF RISK

The Fund intends to invest at least 80% of its assets in financial services related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


6. CAPITAL SHARES

At April 30, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                                 Class A         Class B           Class L
================================================================================
Total Paid-in Capital          $7,650,619      $14,331,555       $14,600,586
================================================================================


Transactions in shares of each class were as follows:

                                                                FEBRUARY 28, 2000
                                                          (COMMENCEMENT OF OPERATIONS)
                                                                TO APRIL 30, 2000
                                                                   (UNAUDITED)
                                                        ----------------------------------
                                                        SHARES                  AMOUNT
==========================================================================================
CLASS A
Shares sold                                               638,560             $  7,780,577
Shares issued on reinvestment                                  --                       --
Shares reacquired                                         (10,174)                (129,958)
------------------------------------------------------------------------------------------
Net Increase                                              628,386             $  7,650,619
==========================================================================================
CLASS B
Shares sold                                             1,195,538             $ 14,498,935
Shares issued on reinvestment                                  --                       --
Shares reacquired                                         (13,147)                (167,380)
------------------------------------------------------------------------------------------
Net Increase                                            1,182,391             $ 14,331,555
==========================================================================================
CLASS L
Shares sold                                             1,212,488             $ 14,847,902
Shares issued on reinvestment                                  --                       --
Shares reacquired                                         (20,105)                (247,316)
------------------------------------------------------------------------------------------
Net Increase                                            1,192,383             $ 14,600,586
==========================================================================================

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                          13

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)


CLASS A SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                     0.01
   Net realized and unrealized gain                          1.47
--------------------------------------------------------------------------------
Total Income From Operations                                 1.48
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                       --
   Net realized gain                                           --
--------------------------------------------------------------------------------
Total Distributions                                            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.88
--------------------------------------------------------------------------------
TOTAL RETURN                                                12.89%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000s)                           $8,091
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                  1.50%+
   Net investment income                                     0.87%+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                         7%
================================================================================

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
Net investment loss per share                               $0.00*
RATIOS:
Expenses to average net assets                               2.33%+
Net investment loss to average net assets                   (0.04)%+
================================================================================
  * AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE
 ++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
    RETURN FOR THE YEAR.
  + ANNUALIZED.

--------------------------------------------------------------------------------
14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                                              0.00*
   Net realized and unrealized gain                                   1.46
--------------------------------------------------------------------------------
Total Income From Operations                                          1.46
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                --
   Net realized gain                                                    --
--------------------------------------------------------------------------------
Total Distributions                                                     --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 12.86
--------------------------------------------------------------------------------
TOTAL RETURN                                                         12.81%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                   $15,206
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                           2.25%+
   Net investment income                                              0.12%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  7%
================================================================================
Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows: Net investment loss per share $(0.01)
RATIOS:
Expenses to average net assets                                        3.08%+
Net investment loss to average net assets                            (0.71)%+
================================================================================
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
SMITH BARNEY FINANCIAL SERVICES FUND                                         15

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                               0.00*
   Net realized and unrealized gain                    1.46
--------------------------------------------------------------------------------
Total Income From Operations                           1.46
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --
   Net realized gain                                     --
--------------------------------------------------------------------------------
Total Distributions                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 12.86
--------------------------------------------------------------------------------
TOTAL RETURN                                          12.81%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                    $15,335
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                            2.25%+
   Net investment income                               0.12%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   7%
================================================================================

Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
Net investment loss per share                        $(0.01)
RATIOS:
Expenses to average net assets                         3.08%+
Net investment loss to average net assets             (0.71)%+
================================================================================
 * AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
+  ANNUALIZED.

--------------------------------------------------------------------------------
16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

                      This page intentionally left blank.

SMITH BARNEY
FINANCIAL SERVICES FUND

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.
James J. Crisona, EMERITUS

OFFICERS
Heath B. McLendon
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT AND TREASURER

Irving P. David
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSBCiti Fund Management LLC

INVESTMENT SUBADVISER
Citibank, N.A.

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Sector Series Inc. --Smith Barney Financial Services Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
--------------------
A member of CITIGROUP[logo]

SALOMON SMITH BARNEY IS A SERVICE MARK OF SOLOMON SMITH BARNEY INC.


SMITH BARNEY FINANCIAL
SERVICES FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01912 4/00

[SB
MF]

        SMITH BARNEY
         SECTOR SERIES INC.
           HEALTH SCIENCES
               Fund

                                                         -----------------------
                                                            RESEARCH SERIES

                                                            SEMI-ANNUAL REPORT

                                                            APRIL 30, 2000
                                                         -----------------------


[LOGO] SMITH BARNEY
[LOGO] MUTUAL FUNDS

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

                                          DEAR SHAREHOLDER:
[Photo Omitted]
                                          We are pleased to provide the
                                          inaugural semi-annual report for the
                                          Smith Barney Sector Series Inc. --
HEALTH B.                                 Smith Barney Health Sciences Fund
McLENDON                                  ("Fund") for the period from February
                                          28, 2000 through April 30, 2000.  In
                                          this report, we have described the
Chairman                                  Portfolio Management team's philosophy
                                          and investment approach, as
well as outlined the Fund's investment strategy during this brief period. A detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report useful and informative.

PERFORMANCE UPDATE*

Since its inception (February 28, 2000) through April 30, 2000, the Fund's Class A, B and L shares returned 3.42%, 3.33% and 3.33%, respectively, without the effects of sales charges. In comparison, the Goldman Sachs Healthcare Index** returned 0.35% for the same time period.

A RIGOROUS, RESEARCH-BASED INVESTMENT APPROACH

Citibank N.A., through its Citibank Global Asset Management ("CGAM") division, an affiliate of SSB Citi Fund Management LLC, is the subadviser of the Fund. CGAM, with its affiliates, currently manages more than $351 billion in assets worldwide, as of March 31, 2000, for high-net-worth individuals, mutual funds and other major institutional clients.

The Fund's management team is made up of a high-quality, seasoned group of investment and research professionals who follow a systematic and rigorous investment approach designed to provide appropriate exposure to various industries within the financial services sector. CGAM's exhaustive fundamental research evaluates a global universe of businesses in its quest to identify attractive investment opportunities.


A THREE-STEP RESEARCH PROCESS

------------        ---------------        -------------------
 FUNDAMENTAL  ------  QUANTITATIVE  ------   ACTIVE PORTFOLIO
  RESEARCH              RESEARCH                MANAGEMENT
------------        ---------------        -------------------

CGAM applies a proprietary, systematic, risk-conscious approach to investing. The team's investment process combines fundamental research, quantitative research and active portfolio management to create portfolios that they think should generate competitive returns while helping to moderate risk.

In their view, there is no substitute for in-depth analysis, which can provide a significant edge in understanding company fundamentals. (Of course, no assurances can be made that CGAM's approach will ultimately be successful.) CGAM is committed to thorough fundamental analysis and careful quantitative research in their global search for investment opportunities.

The team's fundamental, proprietary research adds value to their active portfolio management by providing timely and unbiased information to their decision-making processes. The Fund's team conducts on-site company visits and exhaustive research to uncover the companies that they think possess:

 . superior products or services

 . outstanding managements

 . solid balance sheets

 . market leadership

 . driving innovation

In the management team's opinion, these are the strengths that can create value and lead to earnings and sales growth, which drive stock prices.

------------
  * Past performance is not indicative of future results.
 ** The Goldman Sachs Healthcare Index is comprised of health care service companies, including long-term care and hospital facilities, health care management organizations and continuing care services and pharmaceutical companies.
--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                              1

THE CGAM RESEARCH PROCESS

CGAM differentiates itself from the traditional approach to investment management in a number of ways that they think can add value to clients' portfolios. Their management style can best be described as disciplined, yet flexible. Their formidable global presence enables them to maintain localized research teams with direct access to the regions and industries where they conduct business. The CGAM Research organization is centered on a team-approach to stock research and selection -- with approximately 73 industry analysts -- located worldwide in New York, London, Tokyo, Singapore and Melbourne, covering hundreds of companies and working closely together both within and across industry teams in a seamless fashion.

Each equity analyst builds intensive, detailed company models from the ground up that anticipate a particular company's financial performance. These models are based on the company's competitive position in the industry, product offerings, costs and risk position. These intensive models detail the analyst's assumptions for potential profitability for the company going forward and provides some of the necessary inputs to forecast company fundamentals and make stock recommendations. The research team looks to ensure consistency in industry and accounting assumptions which allows for better comparisons of earnings forecasts.

A common valuation framework-based on the Dividend Discount Model ("DDM") allows for estimation of returns to fair value. Simply stated, the DDM compares a company's future discounted dividend stream to its current stock price. CGAM believes this is a valuable and consistent method to provide current valuations to securities. The DDM-based valuation process, in their view, provides a common yardstick that helps analysts and portfolio managers compare the relative valuation of one company's stock to another. The equity analyst then combines the DDM valuation together with other fundamental factors such as earnings surprises to come up with the investment rating on a company's stock.


The chart below shows CGAM's research process for this Fund.



CGAM'S RESEARCH PROCESS AT A GLANCE

--------------------------------
       UNIVERSE OF STOCKS
    Global Research Coverage
--------------------------------
                |
                |
--------------------------------
        COMPOSITE SIGNAL
        Analysts' Ratings
        Valuation Models
     Momentum/Growth Models
--------------------------------
                |
                |
--------------------------------
            RANKINGS
    Determine candidates for
     portfolio construction
--------------------------------

================================
Style-neutral, unbiased research
is the management team's primary
input in building the portfolio.
================================


HEALTH SCIENCES OPPORTUNITIES

RAPID ADVANCES IN THE FIELDS OF MEDICINE AND BIOTECHNOLOGY, COMBINED WITH AN AGING POPULATION, CREATE A COMPELLING LONG-TERM CASE FOR INVESTING IN THE HEALTH SCIENCES INDUSTRY.

The health sciences sector may be poised for substantial growth as the baby boomer generation becomes prime health care consumers. Advances in technology are leading to significant breakthroughs in pharmaceuticals, biotechnology, medical products and healthcare.

 . DEMOGRAPHIC SHIFTS MAY SPUR DEMAND Since 1929, spending on health sciences products and services has increased dramatically and is expected to climb for the next 30 years, as Americans live longer. In fact, the U.S. Census Bureau estimates that by 2015, the number of Americans over age 65 will increase by about 32%.

 . HEALTH SCIENCES MARKETPLACE INNOVATIONS Technology advances have paved the way for innovations in health sciences. Medical inventions that continue to revolutionize the industry may also provide excellent investments opportunities over time.

 . POISED FOR POTENTIALLY HIGHER GROWTH As a result of higher demand and major advancements in the


--------------------------------------------------------------------------------
2                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS
industry, the health sciences sector has contributed more to the Gross Domestic Product than ever before -- 13.6% today compared to 5.1% 30 years ago. (Source:
National Health Statistics Group, Office of the Actuary). We believe his shift, and our positive long-term outlook for this sector, can help give investors the opportunity to benefit form the potential long-term growth.


PORTFOLIO MANAGEMENT

Following this disciplined research process, analysts determine ratings for stocks based on stringent and precise investment criteria. From this universe of stocks, the Fund's management team can strategically construct a portfolio designed to meet the Fund's specific investment objectives.

The team looks for "good companies at a great price, or great companies at a good price." Analysts ratings are combined with earnings momentum and valuation models to rank stocks by their relative attractiveness. The stocks are then subject to disciplined portfolio construction to ensure appropriate risk-adjusted returns relative to a particular benchmark.

CGAM's disciplined portfolio construction process looks to control factor (i.e., industry, size, style) exposures with the objective of managing risk, focusing on stock selection as the major source of competitive returns versus the benchmark.

CGAM believes that the quality of information generated by their proprietary and global research process may produce consistently competitive results over time versus the benchmark. (Of course, past performance is not indicative of future results.)

Thank you for investing in the Smith Barney Sector Series Inc.-- Smith Barney Health Sciences Fund. We look forward to helping you pursue your financial goals in years ahead.

Sincerely,




/s/ HEATH B. McLENDON
---------------------
HEATH B. MCLENDON
Chairman

MAY 2, 2000


--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                              3

--------------------------------------------------------------------------------
 SMITH BARNEY HEALTH SCIENCES FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN THE
SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX
--------------------------------------------------------------------------------
               FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS)-- APRIL 30, 2000


GROWTH OF $10,000 INVESTMENT

A $10,000 investment in the Fund made on 2/28/00 would have declined to $9,825 with sales charge (as of 4/30/00). The graph shows how the Fund compares to its benchmark for the same period.

[Table below represents line chart in it printed piece]

                SB Health   GS Healthcare
"2/28/00"         9500          10000
"3/31/00"         9450          9927
"4/28/00"         9825          10035

The graph includes the initial sales charge on the Fund (no comparable charge exists for the index) and assumes all dividends and distributions are reinvested at Net Asset Value.

* The Goldman Sachs Healthcare Index is comprised of health care service companies, including long-term care and hospital facilities, health care management organizations and continuing care services and pharmaceutical companies.


TOP TEN COMMON STOCK HOLDINGS*
-------------------------------------------------------------------------------
Pfizer, Inc.                                                                7.0%
-------------------------------------------------------------------------------
Johnson & Johnson, Inc.                                                     6.3
-------------------------------------------------------------------------------
Warner Lambert & Co.                                                        5.7
-------------------------------------------------------------------------------
Abbot Labs                                                                  5.3
-------------------------------------------------------------------------------
American Home Products Corp.                                                5.1
-------------------------------------------------------------------------------
Medtronic, Inc.                                                             5.1
-------------------------------------------------------------------------------
Eli Lilly & Co.                                                             5.1
-------------------------------------------------------------------------------
Merck & Co., Inc.                                                           5.0
-------------------------------------------------------------------------------
Brystol Myers-Squibb Co.                                                    4.1
-------------------------------------------------------------------------------
Schering-Plough Corp.                                                       3.9
--------------------------------------------------------------------------------


[Table below represents pie chart in it printed piece]


Portfolio Breakdown*
-------------------------------------------------------------------------------
0.6%  Precision Instruments
1.5%  Generic Drugs
1.5%  Services to the Health Industry
1.6%  Discount Note
2.0%  Multi-Line Insurance
2.7%  Medical/Dental Distributions
3.2%  Hospital Nursing Management
3.3%  Pharmaceuticals
3.5%  Managed Healthcare
5.1%  Medical Electronics
11.6% Medical Specialties
15.8% Biotechnology
47.6% Major Pharmaceuticals

* As a percentage of total investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2000
--------------------------------------------------------------------------------

     SHARES                                         SECURITY             VALUE
================================================================================
COMMON STOCK-- 98.4%
BIOTECHNOLOGY-- 15.8%
          2,215     Abgenix, Inc. (a)                                $   198,381
          1,565     Affymetrix, Inc. (a)                                 211,373
          3,076     Alkermes, Inc. (a)                                   163,797
         24,241     Amgen, Inc. (a)  1,357,496
          7,912     Biochemical Pharmaceuticals, Inc. (a)                181,976
          5,507     Biogen, Inc. (a)                                     323,880
          6,408     Chiron Corp. (a)                                     289,962
          6,087     Curagen Corp. (a)162,066
          4,160     Genzyme Corp. (a)203,060
          3,318     Gilead Sciences, Inc. (a)                            179,794
          2,618     Human Genome Sciences, Inc. (a)                      200,441
          2,512     Idec Pharmaceuticals Corp. (a)                       160,768
         17,316     Immunex Corp. (a)681,817
          2,123     Incyte Pharmaceuticals, Inc. (a)                     163,471
          4,033     Maxygen, Inc. (a)168,630
          4,257     Medarex, Inc. (a)225,621
          2,089     Medimmune, Inc. (a)                                  334,109
          2,800     Millennium Pharmaceuticals (a)                       222,250
          2,283     PE Corp.- Celera (a)                                 188,348
          2,220     Protein Design Labs, Inc. (a)                        225,330
          3,594     Vertex Pharmaceuticals, Inc. (a)                     187,787
--------------------------------------------------------------------------------
                                                                       6,030,357
--------------------------------------------------------------------------------
GENERIC DRUGS ---1.5%
          6,555     Ivax Corp. (a)                                       179,443
          6,341     Mylan Labs, Inc.                                     179,926
          4,402     Watson Pharmaceuticals, Inc. (a)                     197,815
--------------------------------------------------------------------------------
                                                                         557,184
HOSPITAL NURSING MANAGEMENT-- 3.2%
         23,190     Columbia/Healthcare Corp.                            659,466
         12,866     Health Management Association (a)                    205,052
         13,998     Tenet Healthcare Corp. (a)                           356,949
--------------------------------------------------------------------------------
                                                                       1,221,467
--------------------------------------------------------------------------------
MAJOR PHARMACEUTICALS-- 47.6%
         52,419     Abbott Labs      2,014,855
         34,786     American Home Products Corp.                       1,954,538
         30,098     Brystol Myers-Squibb Co.                           1,578,264
         24,978     Eli Lilly & Co.                                    1,931,112
         28,875     Johnson & Johnson, Inc.                            2,382,188
         27,640     Merck & Co., Inc.1,920,980
         63,291     Pfizer, Inc.                                       2,666,133
              1     Pharmacia & Upjohn, Inc.                                  50
         37,182     Schering-Plough Corp.                              1,498,899
         19,222     Warner Lambert Co.                                 2,187,704
--------------------------------------------------------------------------------
                                                                      18,134,723
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                              5

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  APRIL 30, 2000
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                    VALUE
================================================================================

MANAGED HEALTH CARE ---3.5%
          7,329     AETNA, Inc.                                        $ 424,166
          3,377     Pacificare Health Systems (a)                        173,704
          7,499     United Healthcare Corp.                              500,090
          3,323     Wellpoint Health Networks, Inc. (a)                  245,071
--------------------------------------------------------------------------------
                                                                       1,343,031
--------------------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS-- 2.7%
          3,572     Andrx Corp. (a)  182,842
         11,583     Cardinal Health Corp.                                637,789
         12,720     McKesson HBOC, Inc.                                  214,650
--------------------------------------------------------------------------------
                                                                       1,035,281
--------------------------------------------------------------------------------
MEDICAL ELECTRONICs-- 5.1%
         37,447     Medtronic, Inc.  1,944,904
--------------------------------------------------------------------------------
MEDICAL SPECIALTIES-- 11.6%
          4,490     Alza Corp. (a)                                       197,841
          3,436     Bausch & Lomb    207,449
         14,937     Baxter International, Inc.                           972,772
          9,127     Becton Dickinson & Co.                               233,879
          5,438     Biomet, Inc.     194,069
         16,411     Boston Scientific Corp. (a)                          434,891
          4,400     C.R. Bard, Inc.  191,675
         12,187     Guidant Corp. (a)699,229
          5,867     Hillenbrand Industries, Inc.                         176,743
          1,726     Minimed, Inc. (a)212,190
          6,943     PE Corp.- PE Biosystems                              416,580
          4,190     Stryker Corp.                                        301,156
          6,270     Sybron International Corp. (a)                       195,154
--------------------------------------------------------------------------------
                                                                       4,433,628
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.0%
          9,706     Cigna Corp.                                          774,053
--------------------------------------------------------------------------------
OTHER PHARMACEUTICALS-- 3.3%
          6,154     Allergan, Inc.                                       362,317
          3,752     Biovail Corp. (a)                                    178,923
          3,494     Forest Labs, Inc. (a)                                293,714
          6,833     Jones Pharmaceuticals, Inc.                          196,876
          2,283     Sepracor, Inc. (a)                                   210,036
--------------------------------------------------------------------------------
                                                                       1,241,866
--------------------------------------------------------------------------------
PRECISION INSTRUMENTS-- 0.6%
          2,323     Waters Corp. (a)                                     220,104
--------------------------------------------------------------------------------
SERVICES TO THE HEALTH INDUSTRY-- 1.5%
         11,169     IMS Health, Inc.                                     190,571
          3,241     Quest Diagnostics, Inc. (a)                          188,586
         12,201     Quintiles Transnational Corp. (a)                    174,627
--------------------------------------------------------------------------------
                                                                         553,784
                    TOTAL COMMON STOCK
                    (Identified Cost-- $36,814,231)                   37,490,382
================================================================================


--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                  April 30, 2000
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                SECURITY                                  VALUE
===============================================================================================
DISCOUNT NOTE-- 1.6%
      $609,000      Federal Home Loan Mortgage Consumer Discount Note,
                       5.55% due 5/1/00 (Identified Cost-- $609,000)            $  609,000
===============================================================================================
                    Total Investments-- 100%
                    (Identified Cost-- $37,423,231)                             $38,099,382
===============================================================================================

(a) NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                              7

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost $37,423,231)                          $38,099,382
     Cash                                                                      971
     Receivable for Fund shares sold                                       793,326
     Dividends and interest receivable                                      27,496
----------------------------------------------------------------------------------
     TOTAL ASSETS                                                       38,921,175
----------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                      533,797
     Payable for Fund shares purchased                                      49,146
     Distribution fees payable                                              23,225
     Management fees payable                                                22,818
     Accrued expenses and other liabilities                                 35,383
----------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                     664,369
----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       $38,256,806
==================================================================================
NET ASSETS:
     Par value of capital shares                                       $     3,247
     Capital paid in excess of par value                                37,159,051
     Accumulated net investment loss                                       (54,278)
     Accumulated net realized gain from security transactions              472,635
     Net unrealized appreciation of investments                            676,151
----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       $38,256,806
==================================================================================
SHARES OUTSTANDING:
     Class A                                                               790,302
     -----------------------------------------------------------------------------
     Class B                                                             1,311,431
     -----------------------------------------------------------------------------
     Class L                                                             1,145,042
     -----------------------------------------------------------------------------
NET ASSET VALUE:
     Class A (and redemption price)                                         $11.79
     -----------------------------------------------------------------------------
     Class B *                                                              $11.78
     -----------------------------------------------------------------------------
     Class L **                                                             $11.78
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)      $12.41
     -----------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)      $11.90
==================================================================================

  *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                                        2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

INVESTMENT INCOME:
     Dividends                                                                   $    36,120
     Interest                                                                         17,362
--------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                          53,482
--------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Notes 2)                                                      39,964
     Management fees (Note 2)                                                         39,270
     Custody fees                                                                     26,741
     Registration fees                                                                 9,107
     Audit fees                                                                        8,000
     Legal fees                                                                        7,500
     Shareholder communications                                                        5,000
     Directors' fees                                                                     853
     Other                                                                            10,595
--------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                  147,030
     Less: Aggregate amount waived by the Manager (Note 2)                           (39,270)
--------------------------------------------------------------------------------------------
     NET EXPENSES                                                                    107,760
--------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                  (54,278)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From:
        Security transactions (excluding short-term securities)                      472,635
--------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                               472,635
--------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                               --
        End of period                                                                676,151
--------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                         676,151
--------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                            1,148,786
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                            $1,094,508
============================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                              9

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE PERIOD FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000

OPERATIONS:
     Net investment loss                                                        $   (54,278)
     Net realized gain                                                              472,635
     Increase in net unrealized appreciation                                        676,151
-------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                       1,094,508
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                            37,858,540
     Net asset value of shares issued for reinvestment of dividends                      --
     Cost of shares reacquired                                                     (696,242)
-------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                         37,162,298
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                           38,256,806

NET ASSETS:
     Beginning of period                                                                 --
-------------------------------------------------------------------------------------------
     END OF PERIOD*                                                             $38,256,806
===========================================================================================
* Includes accumulated net investment loss of:                                     $(54,278)
===========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Health Sciences Fund ("Fund"), a separate series of the Smith Barney Sector Series Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. On February 28, 2000, the Fund commenced operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian;

(f) interest income, adjusted for amortization or premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) direct expenses are charged to each class;
management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBCFund Management Inc., a subsidiary

--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                             11

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.80% of the average daily net assets. SSBC has delegated the daily management of the Fund to Citibank N.A., (the SubAdviser), an affiliate of SSBC. For services provided to the Fund, the manager pays the Subadviser a subadvisory fee computed at an annual rate of 0.50% of the Fund's average daily net assets. The management fees paid amounted to $39,270, all of which was waived for the period ended April 30, 2000.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended April 30, 2000, the Fund paid transfer agent fees of $2,535 to CFTC.

There is a maximum initial sales charge of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended April 30, 2000, CDSCs paid to CFBDS and sales charges received by SSB and CFBDS were approximately:

                             CLASS A       CLASS B      CLASS L
================================================================================
CDSCs                             --        $2,000       $ 1,000
--------------------------------------------------------------------------------
Sales Charges               $159,000            --      $125,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the period ended April 30, 2000, total Distribution Plan fees incurred were:

                             CLASS A       CLASS B      CLASS L
================================================================================
Distribution Plan Fees       $3,041        $20,460      $16,463
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. INVESTMENTS

During the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                            $38,980,349
--------------------------------------------------------------------------------
Sales                                                $ 2,638,753
================================================================================

At April 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                       $ 3,663,329
Gross unrealized depreciation                        (2,987,178)
-------------------------------------------------------------------------------
Net unrealized appreciation                         $   676,151
================================================================================





--------------------------------------------------------------------------------
12                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. CONCENTRATION OF RISK

The Fund intends to invest at least 80% of its assets in health related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

6. CAPITAL SHARES

At April 30, 2000, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2000, total paid-in capital amounted to the following for each class:

                           CLASS A      CLASS B       CLASS L
================================================================================
Total Paid-in Capital    $9,043,630   $15,009,248   $13,109,420
================================================================================


Transactions in shares of each class were as follows:

FEBRUARY 28, 2000
(COMMENCEMENT OF OPERATIONS)
TO APRIL 30, 2000
(UNAUDITED)
========================================================================================
AMOUNT                                                     SHARES                  VALUE
----------------------------------------------------------------------------------------
CLASS A
Shares sold                                                 813,128        $   9,306,899
Shares issued on reinvestment                                    --                   --
Shares reacquired                                           (22,826)            (263,269)
----------------------------------------------------------------------------------------
Net Increase                                                790,302        $   9,043,630
=========================================================================================
CLASS B
Shares sold                                               1,332,847        $  15,257,091
Shares issued on reinvestment                                    --                   --
Shares reacquired                                           (21,416)            (247,843)
----------------------------------------------------------------------------------------
Net Increase                                              1,311,431        $  15,009,248
=========================================================================================
CLASS L
Shares sold                                               1,161,393        $  13,294,549
Shares issued on reinvestment                                    --                   --
Shares reacquired                                           (16,351)            (185,129)
----------------------------------------------------------------------------------------
Net Increase                                              1,145,042        $  13,109,420
=========================================================================================

--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND                                             13

-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS A SHARES
==============================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.01)
   Net realized and unrealized gain                                    0.40
------------------------------------------------------------------------------
Total Income From Operations                                           0.39
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
------------------------------------------------------------------------------
Total Distributions                                                      --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.79
------------------------------------------------------------------------------
TOTAL RETURN                                                           3.42%++
------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                     $9,320
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            1.50%+
   Net investment loss                                                (0.54)%+
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  28%
==============================================================================
Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:
Net investment loss per share                                        $(0.02)
RATIOS:
Expenses to average net assets                                         2.40%+
Net investment loss to average net assets                             (1.44)%+
================================================================================

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


--------------------------------------------------------------------------------
14                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS B SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                  (0.02)
   Net realized and unrealized gain                                      0.40
--------------------------------------------------------------------------------
Total Income From Operations                                             0.38
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                   --
   Net realized gain                                                       --
--------------------------------------------------------------------------------
Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $11.78
--------------------------------------------------------------------------------
TOTAL RETURN                                                             3.33%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                      $15,448
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                              2.25%+
   Net investment loss                                                  (1.29)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    28%
================================================================================

Note: If Agents of the Fund had not voluntarily  waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
Net investment loss per share                                         $ (0.03)
RATIOS:
Expenses to average net assets                                           3.15%+
Net investment loss to average net assets                               (2.19)%+
================================================================================

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


--------------------------------------------------------------------------------
SMITH BARNEY HEALTH SCIENCES FUND INC.                                        15

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
FEBRUARY 28, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2000 (UNAUDITED)

CLASS L SHARES
================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                (0.02)
   Net realized and unrealized gain                                    0.40
--------------------------------------------------------------------------------
Total Income From Operations                                           0.38
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --
   Net realized gain                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.78
--------------------------------------------------------------------------------
TOTAL RETURN                                                           3.33%++
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $13,488
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                            2.25%+
   Net investment loss                                                (1.29)%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  28%
================================================================================
Note: If Agents of the Fund had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:
Net investment loss per share                                        $(0.03)
RATIOS:
Expenses to average net assets                                         3.15%+
Net investment loss to average net assets                             (2.19)%+
================================================================================

 ++ Total return is not annualized, as it may not be representative of the total return for the year
  + Annualized.

--------------------------------------------------------------------------------
16                                       2000 SEMI-ANNUAL REPORT TO SHAREHOLDERS

                       This page intentionally left blank.

SMITH BARNEY
HEALTH SCIENCES FUND

DIRECTORS
Herbert Berg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.
James J. Crisona, EMERITUS

OFFICERS
Heath B. McLendon
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT AND TREASURER

Irving P. David
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSBCiti Fund Management LLC

INVESTMENT SUBADVISER
Citibank, N.A.

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
State Street Bank &Trust Co.

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPCGlobal Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Sector Series Inc.--Smith Barney Health Sciences Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


SALOMONSMITHBARNEY
------------------
A member of citigroup[logo]

SALOMON SMITH BARNEY

SMITH BARNEY HEALTH
SCIENCES FUND

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01911 4/00